SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's semiannual report for the period ended April 30, 1999.

The period under review witnessed some subtle, and some not so subtle changes in the world economies, although nothing compared to the upheaval of third quarter 1998. In the U.S., corporate earnings rebounded in the first quarter of 1999, reversing a trend that began in early 1998. Value investing showed signs of life, as investors began to look into some beaten-down sectors, specifically cyclical companies. Outside of the U.S., some economies started to show signs of life, or at least stability, while others unexpectedly slowed.


FIRST QUARTER EARNINGS SURPRISE ON THE UPSIDE

With the longest peace-time economic expansion in U.S. history, inflation as measured by the Consumer Price Index at 1.6% for 1998, and unemployment running at approximately 4.3% -- the lowest in decades -- the economic scenario appeared to be ideal for stocks. So, why did U.S. stock markets pull back slightly toward the end of March?

CONTENTS

Shareholder Letter ......................................................    1

Fund Reports

 Franklin Adjustable
 U.S. Government
 Securities Fund ........................................................    7

 Franklin Bond Fund .....................................................   13

 Franklin Convertible
 Securities Fund ........................................................   18

 Franklin Equity
 Income Fund ............................................................   26

 Franklin Global Government Income Fund .................................   36

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ........................................................   44

Financial Highlights &
Statement of Investments ................................................   50

Financial Statements ....................................................   79

Notes to Financial Statements ...........................................   88

S&P 500
Current Earning Per Share*
(1/1/95 - 3/31/99)

This graph shows the quarterly earnings per share of companies in the S&P
500 from 1/1/95 - 3/31/99.* The graph also contains the following caption below the graph: S&P 500 company earnings grew beyond expectations in Q1 1999.


  Quarter        S&P 500 Earnings Per Share
  -------        --------------------------

1q95                8.88
2q95                9.26
3q95                8.69
4q95                7.13
1q96                8.96
2q96               10.13
3q96                9.78
4q96                9.86
1q97               10.47
2q97               10.44
3q97                9.87
4q97                8.94
1q98               10.29
2q98                9.87
3q98                8.99
4q98                8.56
1q99               11.23


[CHART]

S&P 500 company earnings grew beyond expectations in Q1 1999.

*Source: Standard & Poor's, Zacks Investment Research.


As the first quarter came to a close, investors seemed to anticipate a continuation of disappointing earnings and consequently, drove down stock prices. Earnings for companies that make up the Standard & Poor's(R) 500 (S&P 500(R)) Stock Index actually declined 5.1% in 1998, the first yearly decline since 1991 and a continuation of the downward trend in place since 1995. While this was acceptable for investors when interest rates were low in the latter half of 1998 -- thus, the strong stock returns --falling earnings were not enough to hold up prices as interest rates rose. During the six-month reporting period, the 30-year Treasury bond yield rose from 5.15% on October 31, 1998, to 5.68% on April 30, 1999.

However, surprising most market analysts, corporate earnings for the first quarter 1999 were exceptionally strong. Compared with fourth quarter 1998, earnings for companies in the S&P 500 grew 31% in the quarter, the first positive number since the first quarter of 1998 and the highest since the third quarter of 1997. As one might guess, the stock markets reacted positively. The Dow Jones(R) Industrial


MORGAN STANLEY CYCLICAL INDEX*
Daily Closing Levels
(1/1/99 - 4/30/99)

This chart shows the daily closing levels of the Morgan Stanley Cyclical Index from 1/1/99 - 4/30/99.* The graph also contains the following caption below the graph: Cyclical companies caught investors' favor in April, pushing some stocks more than 40% higher.

               Morgan Stanley Cyclical
  Date                   Index
 ------        ------------------------
1/1/99                   476.84
1/4/99                   476.56
1/5/99                   484.64
1/6/99                   498.63
1/7/99                   497.09
1/8/99                   513.06
1/11/99                  509.78
1/12/99                  498.94
1/13/99                  487.24
1/14/99                  475.69
1/15/99                  487.11
1/19/99                  479.98
1/20/99                  479.13
1/21/99                  474.51
1/22/99                  467.65
1/25/99                  473.88
1/26/99                  478.42
1/27/99                  468.80
1/28/99                  467.05
1/29/99                  470.20
2/1/99                   470.77
2/2/99                   470.10
2/3/99                   471.22
2/4/99                   476.12
2/5/99                   484.11
2/8/99                   481.98
2/9/99                   474.69
2/10/99                  472.37
2/11/99                  479.11
2/12/99                  473.59
2/16/99                  470.73
2/17/99                  463.28
2/18/99                  464.75
2/19/99                  469.23
2/22/99                  479.17
2/23/99                  482.10
2/24/99                  481.40
2/25/99                  477.97
2/26/99                  476.29
3/1/99                   477.47
3/2/99                   475.70
3/3/99                   472.15
3/4/99                   478.57
3/5/99                   489.44
3/8/99                   487.62
3/9/99                   482.55
3/10/99                  484.68
3/11/99                  487.39
3/12/99                  483.37
3/15/99                  489.59
3/16/99                  489.21
3/17/99                  489.45
3/18/99                  498.35
3/19/99                  496.52
3/22/99                  495.66
3/23/99                  484.79
3/24/99                  484.97
3/25/99                  494.77
3/26/99                  493.51
3/29/99                  502.67
3/30/99                  497.16
3/31/99                  494.95
4/1/99                   499.43
4/5/99                   507.86
4/6/99                   503.71
4/7/99                   510.66
4/8/99                   514.73
4/9/99                   513.10
4/12/99                  521.87
4/13/99                  530.62
4/14/99                  553.77
4/15/99                  566.28
4/16/99                  573.71
4/19/99                  583.79
4/20/99                  571.03
4/21/99                  572.52
4/22/99                  575.95
4/23/99                  574.91
4/26/99                  574.15
4/27/99                  579.94
4/28/99                  595.30
4/29/99                  605.00
4/30/99                  596.74

[CHART]

CYCLICAL COMPANIES CAUGHT INVESTORS' FAVOR IN APRIL, PUSHING SOME STOCKS MORE THAN 40% HIGHER.

*Source: Morgan Stanley.


Average (the Dow) closed the period at 10789.04, 17.5% higher than on January 1, 1999, while the S&P 500 increased 8.6% and the NASDAQ rose 16.0%.


CYCLICALS RISE TO THE TOP

Meanwhile, investors in the U.S. began to take notice of compelling value in cyclical companies, such as paper, raw material and heavy machinery companies. Many of these companies' stocks, long considered value stocks as they were trading at prices much closer to and for some, below, their asset values, took off in April. While the strong upward moves in oil and oil service stocks might have been foreseen, given the 29% increase in the price of a barrel of oil over the past six months, it was difficult to predict the explosive moves in some aluminum, chemical, paper and machinery companies. For example, aluminum company Alcoa Inc.'s stock price increased more than 50% in April alone, while heavy machinery company Caterpillar Inc. rose more than 40%.

The rise in the value of cyclical company stocks had important implications for investors. First, it signaled that the U.S. market was broadening, a greater number of stocks were going up. For much of fourth quarter 1998 and first quarter 1999, only a handful of large-cap growth stocks rose, while the vast majority did not participate in the rally or fell. This was a difficult environment for many investors to make a positive return; however, with cyclical stocks also rising, positive returns were easier to obtain. Second, the move into cyclical stocks seems to have indicated that many investors believe the world economy has bottomed out and stronger growth is likely. Cyclical companies are often the first to benefit from a cyclical economic expansion, and as the global economy picks up, they should show improved earnings.

Rising cyclical company profits are also beneficial for their corporate bonds, convertible securities and stocks with high dividend yields, as enhanced company financials generally increase the companies' ability to pay interest and dividends. Such improving company fundamentals, coupled with low global inflation, provided an attractive environment for these securities during the six-month reporting period.

WORLD ECONOMY SHOWING SIGNS OF LIFE

Many countries around the world did, indeed, appear to be in better economic shape. The economies of Southeast Asia and Latin America, troublesome regions for international investors over the past two years, stabilized and even showed signs of improvement during the period under review. This was most apparent in Asia, where Thailand and Korea began to shake off the crisis that had overwhelmed them for most of the past two years. Even Japan, the perennial laggard of the '90s, displayed signs of improvement during the six-month period. After delaying sorely needed, but painful, reforms for much of the decade, the Japanese government passed legislation meant to shore up the country's shaky financial system.

In Latin America, Brazil caused the greatest concern when it devalued its currency, the real, in January and soon after, let it float freely, causing it to sink further. However, in February, Brazil passed important legislation designed to improve its financial position and reached an agreement with the International Monetary Fund (IMF) that allowed the country to borrow money if and when it was needed. This propelled the Brazilian market, the Bovespa, to its highest level in 11 months, at the end of the reporting period.

However, things were not rosy everywhere in the world. European countries, which experienced strong growth throughout 1998, started to falter in 1999. In the first quarter of 1999, growth in many European countries slowed dramatically, even raising fears of a continent-wide recession. In late March, the European Commission, the executive body of the 15-country European Union (EU), cut its growth forecast for the 1999 EU gross domestic product to 2.2%, from the 2.6% it projected in October.

Such unpredictable change reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

[PYRAMID GRAPH]

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. Government agency-guaranteed, mortgage-backed securities.1
-------------------------------------------------------------------------------


ECONOMIC OVERVIEW

The six months under review saw a return to stability in the financial markets, after the volatility created by the financial turmoil in summer and fall 1998. Once the volatility subsided, the flight-to-quality mentality, which drove U.S. Treasury yields in October to near historical lows, diminished greatly, as investors regained confidence in equity markets once again. This, coupled with persistent, strong domestic economic growth, pushed Treasury rates to as high as 5.69% in recent months. At the end of the reporting period, the 30-year Treasury bond yielded 5.68%, approximately 50 basis points higher than its level at the end of October.

During the six-month period under review, the vibrant domestic economy showed no ill effects from the turmoil elsewhere that led to recessions in many other countries. Much of this strength was led by the consumer sector. With the Dow Jones Industrial Average (the Dow) breaking through the 10000 milestone and unemployment at 4.2% in March, consumer confidence was near all-time highs. This fueled strong retail sales and a vibrant housing sector that was helped by historically low mortgage rates. For example, the national average 30-year mortgage rate was below 7.00% on April 30, 1999. Low rates led to a flood of mortgage refinancings, enabling homeowners to put more money in their pockets and further boosting consumer spending. Even the manufacturing sector showed some life toward the end of the reporting period. The recession in some countries had placed a significant drag on U.S. export activity; however, those pressures abated in the spring. Leading indicators of manufacturing activity, which showed a contracting manufacturing sector through March, improved greatly in April, indicating that the U.S. manufacturing sector was once again expanding.


1. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.


PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
4/30/99

FNMA 65.6%
FHLMC 16.0%
GNMA 10.7%
Other 7.7%
[PIECHART]



Inflation, in general, was well-contained and continued to be the principal reason that bonds are likely to remain in a trading range in the near term. Broad measures such as the Consumer Price Index increased at only a 1.6% annualized rate in 1998.2 Despite the strong labor market, wage inflation was muted, with average hourly earnings growing at only a modest pace.

In light of the combination of strong growth with little sign of inflation, the Federal Reserve Board (the Fed) maintained a neutral posture concerning interest rates since last fall, when they lowered rates three times in a seven-week span to address the financial liquidity crisis. In addition to leaving rates unchanged, they indicated no bias toward raising or lowering rates between meetings.

2. Source: Bureau of Economic Analysis.

PORTFOLIO NOTES

For the six-month period under review, Franklin Adjustable U.S. Government Securities Fund outperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, with a cumulative total return of +2.24% compared with +1.47%. As shown on the graph on page 10, the fund's distribution rate remained competitive with the yield on the one-year constant maturity Treasury bill, for the year ended April 30, 1999. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable U.S. Government Securities Fund will fluctuate with market conditions.

In general, adjustable rate mortgages (ARMs) performed better than comparable fixed-income investments during the period. As interest rates rose, prepayments on ARMs declined significantly, because mortgage owners had less incentive to refinance their ARMs into fixed-rate mortgages. This enhanced the returns on the portfolio's ARM securities.

There were no major changes to the portfolio's overall mix during the past six months. Federal National Mortgage Association (FNMA or Fannie Mae) securities remained the portfolio's largest weighting, at 65.6% of total net assets on April 30, 1999. We selectively added several seasoned conventional ARMs to our core holdings and also slightly reduced our Government National Mortgage Association (GNMA or Ginnie Mae) holdings as that sector became relatively expensive.

The shape of the yield curve, which shows the yield difference between short-term and long-term bonds, flattened somewhat in the six months under review, meaning that short-term rates increased more than long-term rates. On November 2, 1998, the 30-year Treasury yielded 97 basis points or 0.97% more than a two-year Treasury. At the end of the reporting period, the spread was only 60 basis points, 0.60%. Normally, this would be negative for ARMs, as the situation often leads to higher prepayments, but the higher overall level of rates outweighed this.


DIVIDEND DISTRIBUTIONS
Franklin Adjustable
U.S. Government Securities Fund
11/1/98 - 4/30/99

                                                                    DIVIDEND
MONTH                                                               PER SHARE
-----                                                               ---------
November ........................................................   3.6 cents

December ........................................................   3.8 cents

January .........................................................   3.8 cents

February ........................................................   3.8 cents

March ...........................................................   3.8 cents

April ...........................................................   3.8 cents
                                                                   ----------
TOTAL ...........................................................  22.6 cents


The portfolio employed a conservative strategy of investing in seasoned ARM securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, which emphasizes the bond's fundamental value relative to comparable securities as well as its historical prepayment performance.

Going forward, we believe the fund is well-positioned to perform solidly in a less volatile interest-rate environment. In our opinion, all indications are that the Fed will not raise rates for the foreseeable future, unless economic conditions dictate otherwise. Continued interest-rate stability will be beneficial to ARMs, as this typically leads to higher interest rates when compared with Treasuries. We will maintain our fiscally responsible strategy, allowing us to produce consistent performance in a variety of interest-rate environments.

FUND'S DISTRIBUTION RATE VS. TREASURY BILL ANNUALIZED YIELD
Franklin Adjustable U.S. Government Securities Fund vs.
One-Year Constant Maturity T-Bill

(5/1/98-4/30/99)
[LINE GRAPH]

This graph shows the Franklin Adjustable U.S. Government Securities Fund's Distribution Rate vs. T-Bill Annualized Yield from 5/1/98-4/30/99.*

             Adjustable U.S.
              Govt. Sec DR            1 Year T-Bill
 Date     (Based on full offer)    (Constant Maturity)
 5/01/98       5.60%                    5.40%
 5/31/98       5.61%                    5.42%
 6/30/98       5.61%                    5.38%
 7/31/98       5.49%                    5.38%
 8/31/98       4.74%                    4.95%
 9/30/98       4.48%                    4.41%
10/31/98       4.51%                    4.18%
11/30/98       4.54%                    4.53%
12/31/98       4.78%                    4.53%
 1/31/99       4.78%                    4.51%
 2/28/99       4.76%                    4.88%
 3/31/99       4.77%                    4.72%
 4/30/99       4.77%                    4.78%
*  Source: Standard and Poor's Micropal (Federal Reserve H15 Report).


Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,


/s/ T. Anthony Coffey

T. Anthony Coffey


/s/ Jack Lemein

Jack Lemein

/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)

CLASS A                          CHANGE                4/30/99        10/31/98
-------                          ------                -------        --------
Net Asset Value                  -$0.02                 $9.34           $9.36

                                 DISTRIBUTIONS
                                 -------------
Dividend Income                  $0.226

--------------------------------------------------------------------------------
CLASS A:

Subject to the maximum 2.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------
PERFORMANCE

                                                                                        INCEPTION
CLASS A                                6-MONTH      1-YEAR       5-YEAR      10-YEAR    (10/20/87)
-------                                -------     ---------     ------      -------    ----------
Cumulative Total Return(1)             +2.24%       +4.14%       +30.79%     +73.83%     +90.74%
Average Annual Total Return(2)         -0.11%       +1.77%        +5.03%      +5.45%      +5.55%

Distribution Rate(3)                          4.77%
30-Day Standardized Yield(4)                  4.73%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum initial sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of April's 3.8 cent per share dividend and the maximum offering price of $9.55 on April 30, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

[PYRAMID GRAPH]


FRANKLIN BOND FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
--------------------------------------------------------------------------------

The U.S. economy grew at a rapid pace during the six-month reporting period, bursting out of the financial market turmoil of early fall 1998. After lowering the federal funds target rate twice during September and October, the Federal Reserve Board (the Fed) made one final easing move on November 17, bringing the federal funds target rate to its current level of 4.75%. By this time, however, a good deal of liquidity already had returned to the financial system, and investors began to move back into sectors that they had avoided only weeks before. Yield spreads, the yield difference between higher- and lower-quality issues, of the securities in which the fund invests -- mortgage-backed securities, asset-backed securities and corporate bonds -- began to narrow. Consumer spending and residential investment were virtually unaffected by the turmoil, possibly due to the Fed's rapid easing of monetary policy, which immediately boosted confidence. With consumer spending leading the way, the U.S. economy powered ahead, with gross domestic product (GDP) growing at annualized rates of 6.0% during the fourth quarter of 1998 and 4.1% during the first quarter of 1999. Unemployment and inflation remained low during the reporting period. In fact, inflation, as measured by the Consumer Price Index, was a mere 1.6% for all of 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 54 of this report.



PORTFOLIO BREAKDOWN

Franklin Bond Fund
Based on Total Investments
4/30/99

SECTOR                                                 4/30/99         10/31/98
------                                                 -------         --------
Mortgage-backed Securities                              40.04%         34.51%

Corporate Bonds                                         20.55%         27.48%

U.S. Treasury Securities                                10.47%         18.46%

U.S. Agency Bonds                                        9.28%         13.34%

Cash, assets and liabilities                            19.66%          6.21%

Near the end of 1998, it became apparent that the economy was growing more rapidly than generally anticipated, and U.S. Treasury security yields began to rise in response. By mid-February, concerns mounted that tight labor markets and strong consumer demand might lead the Fed to increase interest rates to prevent inflationary pressures from developing. This sent Treasury yields higher still, with the 30-year bond reaching a seven-month high of 5.69% on March 4, 1999.

The rise in interest rates, while unfavorable for holders of U.S. Treasury securities, was coupled with the positive performance of several other fixed-income sectors that had suffered during last fall's flight-to-quality. Investors increasingly became more interested in corporate bonds and asset-backed securities as expectations of an economic slowdown diminished, which was one of the reasons for the rise in Treasury yields. In addition, some mortgage pass-throughs benefited from reduced prepayment expectations at the higher interest rates. As a result, yield spreads between mortgage pass-throughs, as well as many corporate and asset-backed securities, and U.S. Treasuries almost fully returned to their historical norms since last fall. The fund benefited from the positive performance of these sectors, as investors steadily moved out of Treasuries and into the higher-yielding securities.

During the reporting period, the fund sought to take advantage of the historically wide yield spreads to add a number of securities across different sectors. The fund reduced its exposure to U.S. Treasury and agency securities to 19.75% of the total portfolio on April 30, 1999, from 31.80% on October 31, 1998, while increasing its exposure to mortgage-backed, commercial mortgage-backed and asset-backed securities. Even though we slightly reduced our overall exposure to corporate bonds during the period, we increased exposure to attractively priced high yield bonds within the corporate sector.

Going forward, we expect interest rates to generally remain in a narrow range in the near term amid continued solid domestic eco- nomic growth. Regardless of the short-term direction of interest rates, we believe Franklin Bond Fund is well-positioned to benefit through our diversification in different sectors, as well as our commitment to maintaining a value-oriented investment approach that seeks to add to our holdings as relative value opportunities arise.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,


/s/ Roger A. Bayston
Roger A. Bayston
Portfolio Manager
Franklin Bond Fund


--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS
FRANKLIN BOND FUND
11/1/98 - 4/30/99
                                                      DIVIDEND PER SHARE
                                                 -----------------------------
MONTH                                             CLASS A          ADVISOR
-----                                             -------        -----------
November                                           4.5 cents      4.71 cents
December                                         10.45 cents*    10.66 cents*
January                                            4.5 cents      4.71 cents
February                                           4.5 cents      4.71 cents
March                                              4.7 cents      5.11 cents
April                                              4.7 cents      4.90 cents
                                                 -----------     -----------
TOTAL                                            33.35 CENTS     34.80 CENTS

--------------------------------------------------------------------------------
*Includes an additional 5.95 cent per share distribution to meet excise tax requirements.


FRANKLIN BOND FUND

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)

--------------------------------------------------------------------------------
CLASS A                                  CHANGE          4/30/99      10/31/98
-------                                  ------          -------      --------
Net Asset Value                          -$0.37           $9.99        $10.36

                                       DISTRIBUTIONS
                                       -------------
Dividend Income                         $0.3335
Long-Term Capital Gain                  $0.0213
Short-Term Capital Gain                 $0.0261
TOTAL                                   $0.3809

ADVISOR CLASS                            CHANGE          4/30/99      10/31/98
-------                                  ------          -------      --------
Net Asset Value                          -$0.37          $10.00       $10.37

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.3480
Long-Term Capital Gain                  $0.0213
Short-Term Capital Gain                 $0.0261
TOTAL                                   $0.3954

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A (formerly Class I):
Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS:

NO INITIAL SALES CHARGE OR RULE 12b-1 FEES AND ARE AVAILABLE TO A LIMITED CLASS OF INVESTORS.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to share-holders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.20% and 4.64% for Class A and Advisor Class shares respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


PERFORMANCE
--------------------------------------------------------------------------------
                                                                      INCEPTION
CLASS A                                               6-MONTH          (8/3/98)
-------                                               -------          --------
Cumulative Total Return(1)                            +0.09%           +4.15%
Aggregate Total Return(2)                             -4.16%           -0.24%

Distribution Rate(3)                 5.41%
30-Day Standardized Yield(4)         4.95%

                                                                      INCEPTION
ADVISOR CLASS                                         6-MONTH         (8/3/98)
-------------                                         -------         --------
Cumulative Total Return(1)                             +0.23%          +4.42%
Aggregate Total Return(2)                              +0.23%          +4.42%

Distribution Rate(3)                 5.88%
30-Day Standardized Yield(4)         5.42%
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return includes the applicable, maximum sales charge for that class. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on April 30, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


[PYRAMID GRAPH]

FRANKLIN CONVERTIBLE
SECURITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
--------------------------------------------------------------------------------

During the reporting period, the U.S. economy performed strongly, driven by continued mild inflation, low interest rates and low unemployment. Consumer demand for a host of goods and services kept economic activity levels above expectations and corporate profits ahead of analysts' estimates. As a result, financial markets reacted positively and rose appreciably during the period. Leading the advance were large capitalization technology and telecommunications companies, given the attractive growth prospects for these sectors. Bonds remained in a fairly tight trading range during the period, with the yield on the 30-year U.S. Treasury fluctuating between 4.95% and 5.69%. Interest rates continued to balance the offsetting pressures of a strong domestic economy and weak international economic conditions as much of the world struggled with the slowdown of the past 18-24 months.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 60 of this report.

Within the convertible securities market, the benchmark Goldman Sachs Convertible 100 Bond Index increased 17.56% during the period. The Merrill Lynch All-Convertibles Index, which more closely resembles the fund's composition, increased 21.66%, with performance driven by large-capitalization companies in the technology, telecommunications and consumer services sectors.* The large-capitalization component of the index led the increase, gaining 31.0%. On the opposite side of the spectrum, the convertibles of small-capitalization companies declined substantially, falling 3.6%. In addition, the convertible securities of lower credit quality companies underperformed, as corporate credit spreads widened, beginning in the fall of 1998. This widening reduced the investment value of convertible securities as fixed-income instruments, resulting in greater than expected downside in these securities.

The fund underperformed its benchmark during the period, principally due to a combination of sector allocation decisions and a larger than usual position in the convertible securities of smaller-capitalization companies. For the six months ended April 30, 1999, the fund's Class A shares produced a +7.27% cumulative total return. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. Specifically, performance was negatively impacted by smaller than usual weightings in the technology and consumer cyclical growth sectors, because we felt most companies in these sectors were unattractively valued given concerns about the potential for slowing economic growth. In addition, large positions in areas of relative value, including the utilities and real estate investment trust (REIT) sectors, performed poorly, as these sectors continued to lag the overall market.


*Source: Standard and Poor's Micropal. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.


PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
4/30/99

Convertible Preferred Stocks: 45.89%

Convertible Bonds:            44.45%

Common Stocks:                 3.43%

Cash & Short-Term Equivalents: 6.23%

The fund added positions in several areas, including select issues in technology, as we sought to identify and capitalize on positive long-term trends. We purchased EMC Corp. convertible bonds, a leading provider of data storage solutions to companies worldwide, after the stock pulled back significantly from its highs. EMC is expected to benefit from the substantial increase in data storage demand driven in part by the growth of the Internet, e-mail and e-commerce. Although EMC convertible bonds trade at a significant premium when valued strictly as a bond, we felt the remaining year of call protection provided substantial exposure to increases in the underlying common stock. Another addition to the portfolio included Omnicare Inc., a leading provider of pharmaceutical services and data management services for skilled nursing and assisted living facilities. A recent change in the Medicare reimbursement system sent shock waves through the health care system, providing a significant buying opportunity for those companies, such as Omnicare, that are positioned to take advantage of the favorable long-term sector trends for low-cost managed care. Omnicare convertible bonds received an investment grade rating from Standard & Poor's, a national credit rating agency, and have more than 20 months of call protection remaining.

We reduced our exposure within the utilities sector, because of the continued difficulties companies were having meeting earnings expectations. In particular, we exited our position in El Paso Energy Capital Trust due to its recent, poor financial performance and proposed acquisition of Sonat Inc. Similarly, we reduced our weighting in Texas Utilities Co. to reallocate the proceeds in securities that we felt offered greater total return potential.


--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS

FRANKLIN CONVERTIBLE SECURITIES FUND

11/1/98 - 4/30/99
                                                        Dividend per Share
                                                        ------------------
MONTH                                                 CLASS A        CLASS C
-----                                                 -------      -----------
November                                              5.0 cents     4.29 cents
December                                              9.2 cents*    8.49 cents*
January                                               5.0 cents     4.29 cents
February                                              5.0 cents     4.29 cents
March                                                 5.0 cents     4.23 cents
April                                                 5.0 cents     4.23 cents
                                                     ----------    -----------
Total                                                34.2 cents    29.82 cents

--------------------------------------------------------------------------------
*Includes an additional 4.2 cent per share distribution.


--------------------------------------------------------------------------------
TOP FIVE HOLDINGS
FRANKLIN CONVERTIBLE SECURITIES FUND

4/30/99

COMPANY                                                              % OF TOTAL
SECURITY                                                              NET ASSETS
--------                                                              ----------
Omnicare Inc.                                                             3.89%
Convertible Bond

Affiliated
Computer Services                                                         3.85%
Convertible Bond

Sanmina Corp.                                                             3.45%
Convertible Bond

Range Resources Corp.                                                     3.34%
Convertible Bond

Ralston-Ralston
Purina Group/
Interstate Bakeries                                                       2.96%
Convertible Bond
--------------------------------------------------------------------------------

During the six months under review, we took several actions designed to improve the portfolio's performance and quality. Foremost, we reduced the number of holdings from 74 on October 31, 1998, to 57 on April 30, 1999, which enabled us to concentrate on each company more closely. Furthermore, we improved the portfolio's quality by focusing on convertible securities of higher-rated, large-capitalization companies that provide greater liquidity. In our opinion, this will give the fund a better ability to focus and benefit from core names, while providing greater flexibility.

Looking forward, we are optimistic about the prospects for the U.S. stock and bond markets, given the healthy domestic economy and expectations of continued improvements in growth abroad. This bodes well for the domestic convertible securities market, and we believe the fund is well-positioned to take advantage of this favorable outlook. Continued increases in the value of underlying common stocks should provide attractive upside participation for convertible securities, while the current income and reduced volatility of the fixed-income portion of convertible securities should offer some downside protection.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Edward B. Jamieson
Edward B. Jamieson
Portfolio Manager
Franklin Convertible Securities Fund


PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN CONVERTIBLE
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

Class C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)
--------------------------------------------------------------------------------

CLASS A                          CHANGE                4/30/99        10/31/98
-------                          ------                -------        --------
Net Asset Value                  +$0.50                $12.25          $11.75

                                 DISTRIBUTIONS
                                 -------------
Dividend Income                  $0.342

CLASS C                          CHANGE                4/30/99        10/31/98
-------                          ------                -------        --------

Net Asset Value                  +$0.50                $12.20         $11.70

                                 DISTRIBUTIONS
                                 -------------
Dividend Income                  $0.2982

--------------------------------------------------------------------------------
Past performance is not predictive of future results.


PERFORMANCE


                                                                                                         INCEPTION
CLASS A                                   6-MONTH         1-YEAR         5-YEAR         10-YEAR          (4/15/87)
-------                                   -------         ------         ------         -------          ---------
Cumulative Total Return(1)                 +7.27%         -8.32%         +66.33%        +195.78%         +230.27%
Average Annual Total Return(2)             +1.08%        -13.59%          +9.40%         +10.80%           +9.89%
Value of $10,000 Investment(3)          $  10,108      $   8,641       $  15,672       $  27,889        $  31,134

Distribution Rate(4)            4.62%
30-Day Standardized Yield(5)    4.61%
                                  4/30/95       4/30/96        4/30/97         4/30/98          4/30/99
                                  -------       -------        -------         -------          -------
One-Year Total Return(6)           +8.56%       +24.02%        +10.18%         +22.29%          -8.32%
                                                                                            INCEPTION
CLASS C                                    6-MONTH             1-YEAR        3-YEAR         (10/2/95)
-------                                    -------             ------        ------         ---------
Cumulative Total Return(1)                   +6.91%           -8.97%         +20.69%         +31.92%
Average Annual Total Return(2)               +4.83%          -10.73%          +6.12%          +7.75%
Value of $10,000 Investment(3)             $ 10,483         $  8,927        $ 11,951        $ 13,061

Distribution Rate(4)             4.12%
30-Day Standardized Yield(5)     4.10%

                                                4/30/97     4/30/98      4/30/99
                                                -------     -------      -------
One-Year Total Return(6)                        +9.29%      +21.31%       -8.97%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on April 30, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


[PYRAMID GRAPH]


FRANKLIN EQUITY INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.
--------------------------------------------------------------------------------

The financial markets' performance for the six-month period ended April 30, 1999, in many respects, proved to be a continuation of the trends established in the past year. Larger capitalization "growth" stocks registered favorable returns, as reflected by the Standard & Poor's 500 (S&P 500) Stock Index's 22.32% advance, whereas many value and smaller capitalization issues experienced weaker results for the period.1 Striking investment performance disparities existed even within the S&P 500 during the six months under review. For example, the top 25% "growth" stocks in terms of lowest dividend yields outperformed the top 25% "value" stocks with the highest dividend yields by an average of 19.0%, according to our calculations.2 The most recent semiannual performance for Franklin Equity Income Fund, which has a high dividend-yield value focus, reflected these market trends, and the fund's Class A shares had a cumulative total return of +8.79% for the six months ended April 30, 1999. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge.

1. Source: Standard and Poor's Micropal. The unmanaged index includes reinvested dividends, and one cannot invest directly in an index.

2. Source: Compustat.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 66 of this report.

Influencing the equity market during the period under review has been a surprisingly robust U.S. economy, especially considering the widespread weakness in Asia, Latin America and Europe. The current economic expansion, which commenced in 1991, is the second longest in history, yet inflation, as measured by the Consumer Price Index, has fallen in recent years and is currently below 2%. U.S. Treasury bond yields, despite a recent rise, are still near their lowest levels in 30 years, and the unemployment rate in March was at a 29-year low of 4.2%.(3) Also, although corporate profits in 1998 were generally level with the prior year, earnings growth appears to be resuming for many companies in 1999.

The fund maintains a value-oriented investment philosophy, utilizing a highly disciplined approach to investing. We seek to invest in stocks that are selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible further price declines.


--------------------------------------------------------------------------------
TOP FIVE INVESTMENT SECTORS
FRANKLIN EQUITY INCOME FUND
4/30/99
                                                                     % OF TOTAL
SECTOR                                                               NET ASSETS
------                                                               ----------
Energy Minerals                                                         11.8%

Utilities                                                               11.8%

Finance                                                                 10.4%

Consumer Non-Durables                                                    8.2%

Telecommunications                                                       8.1%
--------------------------------------------------------------------------------

3. Bureau of Labor Statistics


--------------------------------------------------------------------------------
TOP 10 HOLDINGS

FRANKLIN EQUITY INCOME FUND
4/30/99

COMPANY                                                           % OF TOTAL
SECURITY                                                           NET ASSETS
--------                                                           ----------
Bell Atlantic Corp.                                                  2.9%
Telecommunications

Pharmacia & Upjohn Inc.                                              2.2%
Health Technology

Texaco Inc.                                                          2.1%
Energy Minerals

GTE Corp.                                                            1.9%
Telecommunications

YPF SA, ADR                                                          1.9%
Energy Minerals

Royal Dutch Petroleum Co.                                            1.8%
Energy Minerals

Bank One Corp.                                                       1.8%
Finance

Chevron Corp.                                                        1.8%
Energy Minerals

Lincoln National Corp.                                               1.7%
Insurance

Dana Corp.                                                           1.7%
Producer Manufacturing
--------------------------------------------------------------------------------

Overall asset allocation remained relatively unchanged during the period. Common stocks increased slightly to 88.8% of total net assets at the end of the period, from 86.2% on October 31, 1998, and more defensive convertible stocks and bonds remained approximately the same, at 6.5%. Short-term investments fell slightly, from 7.7% of total net assets to 5.0%, during the semiannual period. Stocks of internationally based companies remained little changed, at 9.76% of total net assets on April 30, 1999.

Among the fund's investments, energy stocks experienced sizable price swings during the first quarter 1999, reflecting volatile underlying oil prices. Oil prices dropped to multi-year lows, stemming from weak demand and large inventories before rebounding sharply toward the end of the period to more than $18 per barrel, due to renewed efforts by OPEC to decrease oil production. We took advantage of the volatility to reposition our existing investments and initiate a new position in Royal Dutch Petroleum Co., one of the world's largest oil and gas companies. Among the fund's 10 largest investments at the end of the period were oil stocks Royal Dutch, Chevron Corp., Texaco Inc. and Argentinian company YPF SA. In addition, YPF was subject to an acquisition offer from Repsol SA for $44.78 per share in April, which represented more than a 50% premium to its price at the beginning of the period. Holdings in this sector represented 11.8% of the fund's total net assets on April 30, 1999.

The fund's banking stocks were generally strong performers over the six-month period. We initiated an investment position in Bank of America Corp., the largest full-service bank in the U.S. Its recent merger with NationsBank Corp. is expected to generate significant cost savings as well as expand its services across the country. In addition, Fleet Financial Group Inc. agreed to acquire fund holding BankBoston Corp. The combined bank is expected to command a leading position in the New England market.

Health care stocks continued to perform well during the period. New investments in this area included pharmaceutical company American Home Products Corp., medical products company Baxter International Inc. and an Omnicare Inc. convertible bond. American Home Products should benefit from an exciting pipeline of new drugs next year, and Baxter International, a leader in blood and renal therapy products, is expected to post solid earnings gains for the remainder of the year and 2000. Omnicare is a leading institutional pharmacy company, serving the nursing home industry. Uncertainty over prospective Medicare reimbursements to the industry provided an opportunity to invest in the security at a depressed price, with an exceptional yield of nearly 6%.

Telephone stocks, excellent performers in early 1998, had relatively weak results during the reporting period. Despite rising competition, the industry's growth prospects remain favorable, in our opinion. Taking advantage of recent price weakness, we repurchased AT&T Corp. and started a new investment in Cincinnati Bell Inc. AT&T's recent acquisition of Tele-Communications Inc. (TCI) presented some exciting opportunities, and Cincinnati Bell's excellent local telephone and networking operations are expected to grow at a 15% annual rate over the next few years.

During the period, we determined that our yield requirements were too restrictive for many technology stocks. Thus we relaxed our criteria a bit to participate in this exciting sector and initiated a couple of small positions in stocks that do not have above-market dividend yields. Although many large-cap technology companies were among the most expensive stocks in the marketplace in our opinion, we were able to uncover some attractive new investments during the period. We took positions in Diebold Inc., a leader in the Automated Teller Machine (ATM) market; Pitney Bowes Inc., a leading postal service company; and EG&G Inc., a diversified manufacturer of instruments and components for various technology-based applications. We sold our investment in AMP Inc., which was acquired by Tyco International Ltd., at an attractive profit.


"The current economic environment in terms of moderate growth, low interest rates and inflation is, perhaps, the best in decades for stocks."

The fund's investments in gas and electric utilities and real estate investment trusts (REITs) continued to register disappointing returns during the six months under review. One of our investment themes for the utility sector was industry consolidation. Four of the fund's 12 utility holdings announced agreements to combine their operations during the period -- Dominion Resources Inc. with Consolidated Natural Gas Co. and New Century Energies Inc. with Northern States Power Co. Surprisingly, three of the four stocks declined in price despite the long-term benefits of their expected mergers. Accordingly, we attempted to reposition the investments in this sector to focus on greater growth potential. REITs also experienced weak returns despite recent favorable earnings, cash flow and dividend growth trends. Nonfundamental factors, such as liquidity, largely contributed to the weak results, in our opinion. We continued to have comparatively large positions in this sector as both absolute and relative valuations are at extremely attractive levels and growth prospects appear favorable.

Looking forward, we anticipate continued high levels of financial market volatility. The current economic environment in terms of moderate growth, low interest rates and inflation is, perhaps, the best in decades for stocks. However, valuations are also at high levels, with the Dow Jones Industrial Average exceeding the 10000 mark for the first time in March 1999. In addition, most of the market's recent advance was led by a small number of large-cap growth stocks, which became more expensive, while the vast majority of stocks languished. However, in April, many more stocks, including value stocks such as those in which the fund invests, rose sharply, signaling that investors may be returning to more of a value-oriented investment philosophy. We believe that our value investment discipline, which attempts to take advantage of volatility, is especially well-suited for today's market environment and feel that Franklin Equity Income Fund should have an improved performance in 1999.

----------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS
FRANKLIN EQUITY INCOME FUND
11/1/98 - 4/30/99
                                          DIVIDEND PER SHARE
                           -------------------------------------------------
MONTH                       CLASS A           CLASS B**            CLASS C
-----                       -------           ---------          -----------
November                    5.2 cents            --               4.07 cents
December                    6.2 cents*           --               5.07 cents*
January                     5.2 cents          5.20 cents         4.07 cents
February                    5.2 cents          3.98 cents         4.07 cents
March                       5.2 cents          3.99 cents         3.98 cents
April                       5.2 cents          3.99 cents         3.98 cents
                           ----------         -----------        -----------
TOTAL                      32.2 CENTS         17.16 CENTS        25.24 CENTS

----------------------------------------------------------------------------

*Includes an additional 1.0 cent per share distribution.

**January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Frank M. Felicelli

Frank M. Felicelli
Portfolio Manager
Franklin Equity Income Fund


PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN EQUITY
INCOME FUND

--------------------------------------------------------------------------------
CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

Class B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

Class C (formerly Class II):
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)
--------------------------------------------------------------------------------

CLASS A                             CHANGE               4/30/99      10/31/98
-------                             ------               -------      --------

Net Asset Value                     +$0.26                $20.19       $19.93

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.3220
Long-Term Capital Gain              $0.9786
Short-Term Capital Gain             $0.0951
TOTAL                               $1.3957

CLASS B                             CHANGE              4/30/99         1/1/99
-------                             ------              -------         ------
Net Asset Value                     +$0.81              $20.18          $19.37

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.1716

CLASS C                             CHANGE              4/30/99       10/31/98
-------                             ------              -------       --------

Net Asset Value                     +$0.26               $20.14        $19.88

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.2524
Long-Term Capital Gain              $0.9786
Short-Term Capital Gain             $0.0951
TOTAL                               $1.3261
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


PERFORMANCE

                                                                                                      INCEPTION
CLASS A                                      6-MONTH       1-YEAR         5-YEAR         10-YEAR      (3/15/88)
-------                                      -------       ------         ------         -------      ---------
Cumulative Total Return(1)                    +8.79%        +4.92%       +110.35%       +253.57%       +324.66%
Average Annual Total Return(2)                +2.52%        -1.11%        +14.67%        +12.79%        +13.28%
Value of $10,000 Investment(3)             $  10,252     $   9,889      $  19,823      $  33,331      $  40,025

Distribution Rate(4)              2.91%
30-Day Standardized Yield(5)      2.51%

                                  4/30/95        4/30/96        4/30/97      4/30/98     4/30/99
                                  -------        -------        -------      -------     -------
One-Year Total Return(6)          +12.79%        +18.54%        +13.94%      +31.61%      +4.92%

                                                                     INCEPTION
CLASS B                                                              (1/1/99)
-------                                                              --------
Cumulative Total Return(1)                                            +5.12%
Aggregate Total Return(2)                                             +4.18%
Value of $10,000 Investment(3)                                       $10,112

Distribution Rate(4)                2.37%
30-Day Standardized Yield(5)        1.94%
                                                                                       INCEPTION
CLASS C                                     6-MONTH        1-YEAR        3-YEAR        (10/2/95)
-------                                     -------        ------        ------        ---------
Cumulative Total Return(1)                   +8.42%        +4.22%        +53.75%        +67.68%
Average Annual Total Return(2)               +6.35%        +2.23%        +15.03%        +15.23%
Value of $10,000 Investment(3)             $ 10,635      $ 10,223       $ 15,223       $ 16,606

Distribution Rate(4)              2.35%
30-Day Standardized Yield(5)      1.92%
                                      4/30/97          4/30/98          4/30/99
                                      -------          -------          -------
One-Year Total Return(6)              +13.03%          +30.52%           +4.22%

---------------------------------------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on April 30, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


[PYRAMID GRAPH]

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.

ECONOMIC OVERVIEW

During the six-month period under review, foreign government bonds handily outperformed U.S. government bonds. The J.P. Morgan Global Government Bond Index
(GGBI) posted a positive return of +1.52% in local currency terms, compared with the -1.30% return of the J.P. Morgan U.S. Government Bond Index. This difference in performance was mainly attributable to declining interest rates in Europe and Japan, as central banks eased monetary policy to support economic activity. However, a weaker euro and yen offset these gains in U.S. dollar terms, and the J.P. Morgan GGBI declined by 3.92% in U.S. dollars for the six months ended April 30, 1999.(1)

The Federal Reserve Board's (the Fed's) decision to lower the federal funds target rate and discount rates by 0.25% in November elicited mixed responses from the market. Following the move, senior Fed officials indicated that concerns about financial market stability had prompted the cuts. Meanwhile, there was continued evidence of a cooling down of the Euroland economy, the

1. Source: Standard and Poor's Micropal.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 73 of this report.

11 countries that began using the new European currency -- the euro -- in January. The latter led to increased expectations of European Central Bank interest rate cuts. In December, all European bond markets rose sharply as the Euroland area central banks cut official interest rates to 3.0% in a coordinated move. In addition, the U.K. Monetary Policy Committee cut rates by 0.5%, and the Swedish Riksbank eased an additional 0.2%.

In the U.S., interest rates in general increased toward the end of the six months under review. Short-term interest rates rose more than long-term rates due to the strong domestic economic performance and reduced likelihood of further interest rate cuts by the Fed. The upward move in long-term interest rates correlated with the rise in the Dow Jones Industrials Index. Once global markets began to stabilize following the Brazilian devaluation, there was a reversal of the previous cash flows into bonds, the "flight-to-quality" phenomenon, and investors sold bonds to invest in equity securities. Bond prices and yields move in opposite directions so that as bond prices fell, yields rose.

As of January, many investors maintained a positive outlook for global bond markets, given continued low inflation and weak economic growth for the industrial economies, and thus had priced in further interest rate cuts by monetary policymakers. In February, this perception changed, as a result of stronger-than-expected economic data. Investors reduced their expectations of further monetary policy easing, which resulted in a temporary sell-off in global bond markets. In March, investors generally regained their optimism despite the potential negative effect of higher oil prices on inflation.

The positive market outlook resulted from continued economic weakness in Europe, Japan and some sectors of the U.S. economy, which could lead to further interest rate cuts. The bond market priced in further interest rate cuts by the Bank of England, the European Central Bank and the Bank of Canada, further monetary easing by the Bank of Japan, as well as the Fed's neutral stance. The U.K. and U.S. bond markets also benefited from "flight-to-quality" inflows as a result of the war in Yugoslavia.

The U.S. dollar strengthened versus most of the major currencies during the period. Initially, differences in short-term money market rates continued to strengthen the U.S. dollar relative to the euro and yen, as did relative growth rates between the U.S. and the rest of the world. The U.S. dollar strengthened during November; however, it weakened versus most of the major currencies in December. Early this year, the U.S. dollar recovered against all major currencies. The continued strong fundamental data out of the U.S., along with speculation about a potential Fed tightening, propelled the dollar higher.

By April, the emerging debt markets more than recovered their losses from the January Brazilian devaluation. The J.P. Morgan Emerging Market Bond Index increased 15.87% during the period.(2) Bond prices of all countries in the index rose. Among the fund's holdings, Brazil and Venezuela were the best performers during the period under review. Brazilian bonds rebounded following that country's congressional approval of economic measures designed to stabilize the currency, and Venezuelan debt rose with the price of oil. However, Ecuadorian bonds rose only slightly as a result of political opposition to measures necessary to receive financial aid from the International Monetary Fund, while Bulgarian bonds were affected by the country's proximity to Yugoslavia. The Russian government met interest payments on its deutsche mark-denominated Eurobond, which came due in March, despite market expectations of a potential default.

"By April, the emerging debt markets more than recovered their losses from the January Brazilian devaluation."


2. Source: J.P. Morgan Emerging Market Bond Index Monitor.


--------------------------------------------------------------------------------
COUNTRY DISTRIBUTION

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND
BASED ON TOTAL NET ASSETS

COUNTRY                                            4/30/99            10/31/98
-------                                            -------            --------
United States                                       17.7%               26.4%

Germany                                             11.4%               11.1%

Italy                                                9.9%                9.6%

Canada                                               9.2%                7.8%

Brazil                                               6.9%                5.1%

Spain                                                6.6%                6.6%

Mexico                                               6.5%                4.4%

Australia                                            5.0%                4.2%

Venezuela                                            5.0%                2.7%

Argentina                                            4.9%                6.2%

New Zealand                                          4.4%                1.8%

United Kingdom                                       3.5%                4.7%

Turkey                                               3.2%                2.5%

Sweden                                               3.1%                2.9%

Denmark                                              2.1%                2.1%

Panama                                               0.6%                0.5%

Bulgaria                                             0.0%                0.9%

Peru                                                 0.0%                0.5%
--------------------------------------------------------------------------------

PORTFOLIO NOTES

As in prior periods, Franklin Global Government Income Fund attempted to maximize its return during the period by allocating about 70%-80% of its assets to intermediate- and long-term bonds in the industrial markets, and about 20%-30% of its assets to the highest quality and most liquid bonds available in the emerging markets. The management team believed that this combination of bonds offered a solid opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The fund's allocation was relatively stable during the period, with the exception of North America. We decreased our North American allocation from approximately 38% of total net assets on October 31, 1998, to 26.9% at the end of the reporting period, because we felt that bonds there were fully valued. We reinvested the proceeds from the North America sales in Australia and New Zealand as well as in emerging market assets, where we felt bonds were undervalued. The allocation to Australia and New Zealand increased from 6.0% to 9.4% of total net assets during the reporting period, and the emerging market allocation stood at approximately 27.1% of total net assets on April 30, 1999. The European allocation remained stable, at approximately 36.6%.

The fund's emerging markets bonds continued to have shorter maturities compared with the J.P. Morgan Emerging Market Bond Index. We did this to decrease the volatility of this sector, as shorter-term bonds are less sensitive to interest rate movements and market uncertainty. Most of the portfolio's bonds were U.S. dollar-denominated sovereign Eurobonds, which eliminated currency risk, with fixed coupons issued by countries with strong repayment capacity. We continued to emphasize Latin America, as we felt many countries in the region still had strong economic fundamentals and the bonds were unduly punished in the market sell-off last fall.


MARKET OUTLOOK

Outside of the continued uncertainty in the emerging markets, the critical issue for global interest rates will remain the balance between global growth and inflation. We do not see inflation building in countries of the Organization for Economic Cooperation and Development (OECD), an association of 29 economically developed countries. Despite rising oil prices, we expect growth to decline given saturated demand, which will likely result in lower consumption. The Fed is unlikely to add liquidity in the next few months given strong economic growth in recent months. Hence, we expect the dollar to strengthen in the short term.

The trend in global economic growth for 1999 is clearly toward a weaker performance than in the last few years. The extent of the weakness largely depends on developments in the U.S. where growth in 1999 is likely to be 3.6%. In turn, the U.S. economy is dependent to a large extent on stability in Latin America. Problems there would further depress U.S. exports and growth, in general, which would then have a negative effect on European economic performance.


--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME FUND
11/1/98 - 4/30/99
                                                DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                  CLASS A         CLASS C         ADVISOR
-----                                  -------         -------        ----------
November                               5 cents       4.65 cents       5.07 cents
December                               5 cents       4.65 cents       5.11 cents
January                                5 cents       4.65 cents       5.07 cents
February                               5 cents       4.65 cents       5.06 cents
March                                  5 cents       4.64 cents       5.11 cents
April                                  5 cents       4.64 cents       5.07 cents
                                      --------      -----------      -----------
TOTAL                                 30 CENTS      27.88 CENTS      30.49 CENTS
--------------------------------------------------------------------------------

We believe that global inflation will likely be quite tame in the period ahead and that global economic growth will not decline enough to go into recession. In this environment, we feel that Franklin Global Government Income Fund is well-positioned to provide a high level of income for those investors willing to tolerate greater short-term volatility while seeking a higher long-term return.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Thomas J. Dickson

Thomas J. Dickson

/s/ Umran Demirors

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund


PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
CLASS A (formerly Class I):
Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)

--------------------------------------------------------------------------------
CLASS A                                 CHANGE           4/30/99      10/31/98
-------                                 ------           -------      --------

Net Asset Value                         -$0.09            $8.16         $8.25

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.30

CLASS C                                 CHANGE           4/30/99      10/31/98
-------                                 ------           -------      --------

Net Asset Value                         -$0.09            $8.17         $8.26

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.2788

ADVISOR CLASS                           CHANGE           4/30/99      10/31/98
-------------                           ------           -------      --------

Net Asset Value                         -$0.09           $8.17         $8.26

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.3049

--------------------------------------------------------------------------------
Past performance is not predictive of future results.


PERFORMANCE

                                                                                INCEPTION
CLASS A                                  6-MONTH   1-YEAR    5-YEAR    10-YEAR   (3/15/88)
-------                                  -------   ------    ------    -------   ---------
Cumulative Total Return(1)               +2.61%    +4.29%    +40.33%   +102.77%  +120.60%
Average Annual Total Return(2)           -1.79%    -0.10%    +6.09%    +6.86%    +6.96%

Distribution Rate(3)             7.04%
30-Day Standardized Yield(4)     4.91%

                                                                       INCEPTION
CLASS C                                  6-MONTH   1-YEAR    3-YEAR     (5/1/95)
-------                                  -------   ------    ------     ---------

Cumulative Total Return(1)               +2.35%    +3.74%    +20.34%     +33.09%
Average Annual Total Return(2)           +0.38%    +1.69%    +6.03%       +7.15%

Distribution Rate(3)             6.75%
30-Day Standardized Yield(4)     4.49%

                                                                                INCEPTION
ADVISOR CLASS(5)                         6-MONTH   1-YEAR    5-YEAR    10-YEAR   (3/15/88)
---------------                          -------   ------    ------    -------   ---------

Cumulative Total Return(1)               +2.68%    +4.42%     +40.85%   +103.52%   +121.42%
Average Annual Total Return(2)           +2.68%    +4.42%     +7.09%       7.36%     +7.41%

Distribution Rate(3)             7.45%
30-Day Standardized Yield(4)     5.23%
-------------------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return is not annualized

3. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on April 30, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.35% and +4.74% respectively.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

                                                                              43

-PAGE-

[PYRAMID GRAPH]

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

During the six-month period under review, interest rates began to move higher, principally due to the resiliently strong U.S. economy. Despite economic and financial troubles overseas, the U.S. domestic economy grew at annualized rates of 6.0% in fourth quarter 1998 and 4.1% in first quarter 1999.(1) In fact, the U.S. economy appeared to be the global engine of growth, lifting economies worldwide. Gains in the world's stock markets indicated a growing confidence in these foreign economies' abilities to turn around. Consequently, investors that had favored U.S. Treasuries during last fall's "flight to quality" were once again investing in riskier assets toward the end of the period. This reduced the demand for U.S. Treasury securities, driving the yields higher. Bond prices and yields move in opposite directions so that as bond prices fall, yields rise.

1. Bureau of Economic Analysis.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.

Although the domestic economy was growing quickly, inflation, as measured by the Consumer Price Index (CPI), remained under control, at 1.6% in 1998. Employment costs, which make up two-thirds of the CPI, were up about 3% year-over-year, and after accounting for productivity gains, unit labor costs were actually down during the period. This low and stable inflation environment was very favorable to bond investors. Likewise, the low inflation made it unlikely that the Federal Reserve Board (the Fed) would change its interest rate targets any time soon. On April 30, 1999, U.S. Treasury securities with two to five years' maturity were yielding slightly more than 5%, about 0.4% above the Fed's current target for federal funds. In our opinion, these levels were attractive given the favorable inflation outlook.


PORTFOLIO NOTES

For the six months ended April 30, 1999, the fund's Class A shares produced a +0.39% cumulative total return. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. Performance was limited during the six-month period by a rise in interest rates of approximately 0.80% on the U.S. Treasury 2-year and 5-year notes.

Consistent with our favorable opinion for interest rates, we extended the average life of the portfolio's bonds from 2.2 years to 2.7 years to obtain additional yield. We achieved this by purchasing $20 million, approximately 10% of total net assets, of Federal National Mortgage Association (FNMA or Fannie
Mae) 15-year maturity mortgage-backed securities, our first purchase of mortgage-backed securities. We initiated this strategy to broaden the fund's investment parameters, which should result in a more diversified, stable portfolio.

Looking forward, we feel the fund is well-positioned for the current interest-rate environment. We anticipate adding more mortgaged-backed securities as well as other U.S. government agency securities to the fund. In doing so, the average life of the portfolio may increase or decrease dependent on our outlook for interest rates and not the composition of the portfolio's holdings, as in the past.


--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS
FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND
11/1/98 - 4/30/99
                                                     DIVIDEND PER SHARE
                                                   -------------------------
MONTH                                               CLASS A       ADVISOR
-----                                              ---------     ----------
November                                           4.5 cents     4.56 cents
December                                           4.1 cents     4.16 cents
January                                            4.1 cents     4.20 cents
February                                           4.1 cents     4.22 cents
March                                              4.1 cents     4.26 cents
April                                              4.1 cents     4.19 cents
                                                  ----------    -----------
TOTAL                                             25.0 CENTS    25.59 CENTS
--------------------------------------------------------------------------------

Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ David Capurro

David Capurro
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund


PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)

--------------------------------------------------------------------------------
CLASS A                                 CHANGE             4/30/99     10/31/98
-------                                 ------             -------     --------

Net Asset Value                         -$0.21              $10.25      $10.46

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.25

ADVISOR CLASS                           CHANGE              4/30/99    10/31/98
-------------                           ------              -------    --------

Net Asset Value                         -$0.21               $10.24     $10.45

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.2559
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


PERFORMANCE


                                                                               INCEPTION
CLASS A                                 6-MONTH   1-YEAR    5-YEAR    10-YEAR   (4/15/87)
-------                                 -------   ------    ------    -------   ---------
Cumulative Total Return(1)              +0.39%    +5.04%    +31.68%   +93.16%   +119.69%
Average Annual Total Return(2)          -1.86%    +2.64%     +5.19%    +6.57%     +6.55%

Distribution Rate(3)             4.69%
30-Day Standardized Yield(4)     4.11%
                                                                                INCEPTION
ADVISOR CLASS(5)                        6-MONTH   1-YEAR    5-YEAR    10-YEAR   (4/15/87)
----------------                        -------   ------    ------    -------   ---------
Cumulative Total Return(1)              +0.45%    +5.14%    +31.84%   +93.39%    +119.95%
Average Annual Total Return(2)          +0.45%    +5.14%     +5.68%    +6.82%      +6.77%

Distribution Rate(3)             4.99%
30-Day Standardized Yield(4)     4.29%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on April 30, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.62% and +5.65% respectively.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 1999   -----------------------------------------------------------
                                                    (UNAUDITED)          1998       1997          1996        1995         1994
                                                    -----------          ----       ----          ----        ----         ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                $    9.36       $    9.48   $     9.37    $    9.34   $    9.20   $    9.77
                                                    ---------       ---------   ----------    ---------   ---------   ---------

Income from investment operations:
 Net investment income                                    .23             .51          .55          .56         .54         .35
 Net realized and unrealized gains (losses)              (.02)           (.12)         .10          .03         .14        (.61)
                                                    ---------       ---------   ----------    ---------   ---------   ---------
Total from investment operations                          .21             .39          .65          .59         .68        (.26)
                                                    ---------       ---------   ----------    ---------   ---------   ---------
Less distributions from net investment income            (.23)           (.51)        (.54)        (.56)       (.54)       (.31)
                                                    ---------       ---------   ----------    ---------   ---------   ---------
Net asset value, end of period                      $    9.34       $    9.36   $     9.48    $    9.37   $    9.34   $    9.20
                                                    ---------       ---------   ----------    ---------   ---------   ---------
Total return*                                            2.24%           4.26%        7.18%        6.54%       7.57%      (2.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $ 274,749       $ 298,298   $  334,990    $ 397,078   $ 509,371   $ 700,617
Ratios to average net assets:
 Expenses++                                               .96%**          .76%         .75%         .69%        .61%        .42%
 Expenses excluding waiver and payments
 by affiliate++                                           .96%**          .93%         .93%         .86%        .86%        .82%
 Net investment income                                   4.84%**         5.38%        5.81%        5.87%       5.76%       3.67%
Portfolio turnover rate                                  7.63%          38.92%       20.84%       24.63%      20.16%      56.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

++The expense ratio includes the Fund's share of the Portfolio's allocated expenses.

                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                  SHARES          VALUE
---------------------------------------------------                                  ------          -----
MUTUAL FUNDS 100.4%
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO (NOTE 1) (COST $296,616,096)... 29,495,626     $275,784,107
OTHER ASSETS, LESS LIABILITIES (.4%)..............................................                  (1,034,829)
                                                                                                   -----------
NET ASSETS 100.0%.................................................................                 274,749,278
                                                                                                   ===========

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN BOND FUND

                                                                      CLASS A
                                                            ----------------------------------
                                                           SIX MONTHS ENDED
                                                            APRIL 30, 1999    YEAR ENDED
                                                              (UNAUDITED)    OCTOBER 31, 1998***
                                                            ---------------  -------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................   $   10.37       $   10.00
                                                             ---------       ---------

Income from investment operations:
 Net investment income ...................................         .29             .12
 Net realized and unrealized gains (losses) ..............        (.29)            .30
                                                             ---------       ---------
Total from investment operations .........................        --               .42
                                                             ---------       ---------
Less distributions from:
 Net investment income ...................................        (.33)           (.05)
 Net realized gains ......................................        (.05)           --
                                                             ---------       ---------
Total distributions ......................................        (.38)           (.05)
                                                             ---------       ---------
Net asset value, end of period ...........................   $    9.99       $   10.37

Total return* ............................................         .09%           4.05%
                                                             ---------       ---------
Ratios/supplemental data
Net assets, end of period (000's) ........................   $   6,715       $   4,232
Ratios to average net assets:
 Expenses ................................................         .50%**          .50%**
 Expenses excluding waiver and payments by affiliate .....        1.12%**         1.29%**
 Net investment income ...................................        5.78%**         5.21%**
Portfolio turnover rate ..................................       64.09%          23.19%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.




FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)



FRANKLIN BOND FUND (CONT.)

                                                                       ADVISOR CLASS
                                                             -----------------------------------
                                                            SIX MONTHS ENDED
                                                              APRIL 30, 1999     YEAR ENDED
                                                              (UNAUDITED)      OCTOBER 31, 1998***
                                                            -----------------  -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................      $    10.38        $    10.00
                                                              ----------        ----------
Income from investment operations:
 Net investment income .................................             .30               .12
 Net realized and unrealized gains (losses) ............            (.28)              .31
Total from investment operations .......................             .02               .43
                                                              ----------        ----------
Less distributions from:
 Net investment income .................................            (.35)             (.05)
 Net realized gains ....................................            (.05)             --
                                                              ----------        ----------
Total distributions ....................................            (.40)             (.05)
                                                              ----------        ----------
Net asset value, end of period .........................      $    10.00        $    10.38
                                                              ==========        ==========

Total return* ..........................................             .23%             4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $   28,645        $   31,588
Ratios to average net assets:
 Expenses ..............................................             .25%**            .25%**
 Expenses excluding waiver and payments by affiliate....             .87%**           1.04%**
 Net investment income .................................            6.05%**           5.46%**
Portfolio turnover rate ................................           64.09%            23.19%

*Total return is not annualized for periods less than one year.

**Annualized

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


                                                                     PRINCIPAL
FRANKLIN BOND FUND                                                    AMOUNT          VALUE
------------------                                                    ------          -----
LONG TERM INVESTMENTS 111.8%
CORPORATE BONDS 44.6%
ADJUSTABLE RATE MORTGAGE SECURITIES 2.4%
RYMS, 1991-B1-1, 6.785%, 3/25/20 ..............................     $  350,021     $  355,819
RYMS, 1992-3 A2, 6.899%, 6/25/20 ..............................        161,294        161,588
Saxon Mortgage Securities Corp., 8.03%, 5/25/24 ...............        317,247        321,708
                                                                                    ---------
                                                                                      839,115
                                                                                    ---------
AEROSPACE/DEFENSE 1.7%
Lockheed Corp., 9.375%, 10/15/99 ..............................        101,000        102,698
Raytheon Co., senior note, 6.50%, 7/15/05 .....................        500,000        508,503
                                                                                    ---------
                                                                                      611,201
                                                                                    ---------
ASSET BACKED SECURITIES 10.8%
Delta Home Equity, 6.37%, 7/15/28 .............................      1,000,000        994,055
Green Tree Financial Corp., 6.92%, 12/01/30 ...................      1,000,000        990,000
Prudential Home Mortgage Securities, 7.818%, 7/25/18 ..........        857,660        860,876
Saxon Asset Security Trust, 6.365%, 10/25/13 ..................        834,195        834,262
Saxon Asset Security Trust, 6.93%, 1/25/30 ....................        150,000        145,656
                                                                                    ---------
                                                                                    3,824,849
                                                                                    ---------
COMMERCIAL MORTGAGE BACKED SECURITIES 3.6%
BSCMS, 1998-C1 A2, 6.44%, 6/18/08 .............................        360,000        359,100
BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 .........................        406,897        408,423
MLMI, 1998-C2 A2, 6.39%, 2/15/30 ..............................        500,000        499,938
                                                                                    ---------
                                                                                    1,267,461
                                                                                    ---------
CONSUMER NON-DURABLES .9%
Grand Metropolitan Investment, 7.125%, 9/15/04 ................        200,000        209,809
Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 .......        100,000        107,500
                                                                                    ---------
                                                                                      317,309
                                                                                    ---------
CONSUMER SERVICES 2.9%
Chancellor Media Corp., 144A, 9.00%, 10/01/08 .................        100,000        107,250
CSC Holdings Inc., senior note, 7.25%, 7/15/08 ................        100,000        101,719
Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05        100,000        101,000
Hollinger International Inc., senior sub. note, 9.25%, 2/01/06         100,000        105,125
Sun International Hotels, senior sub. note, 9.00%, 3/15/07 ....        100,000        104,750
TCI Communications Inc., senior note, 6.875%, 2/15/06 .........        500,000        518,610
                                                                                    ---------
                                                                                    1,038,454
                                                                                    ---------
ENERGY .6%
P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ......        100,000        104,250
RBF Finance Co., senior secured note, 144A, 11.375%, 3/15/09 ..        100,000        105,500
                                                                                    ---------
                                                                                      209,750
                                                                                    ---------
FINANCE 8.1%
American General Corp., senior note, 7.75%, 4/01/05 ...........        500,000        537,383
Chase Manhattan Corp., sub. deb., 7.875%, 7/15/06 .............        200,000        216,649
Chase Manhattan Corp., sub. note, 7.875%, 8/01/04 .............        400,000        398,830
First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 ...........        291,000        307,060


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)


                                                                            PRINCIPAL
FRANKLIN BOND FUND                                                           AMOUNT            VALUE
------------------                                                          ----------      ----------
LONG TERM INVESTMENTS (cont.)
BONDS (CONT.)
FINANCE (CONT.)
HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .........     $   100,000     $    97,500
Lincoln National Corp., senior unsecured note, 7.125%, 7/15/99 .......         550,000         551,762
Paine Webber Group Inc., senior note, 6.55%, 4/15/08 .................         150,000         147,234
Salomon Inc., senior note, 7.00%, 5/15/99 ............................         300,000         300,139
Societe Generale-New York, sub. note, 7.40%, 6/01/06 .................         300,000         314,521
                                                                                             ---------
                                                                                             2,871,078
                                                                                             ---------
HEALTH CARE 1.5%
American Home Products, 7.90%, 2/15/05 ...............................         500,000         545,747
                                                                                             ---------
HEALTH SERVICES .3%
Tenet Healthcare Corp., senior note, 144A, 7.625%, 6/01/08 ...........         100,000          97,750
                                                                                             ---------
INDUSTRIAL SERVICES 3.1%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .....         100,000          99,250
Browning-Ferris Industries Inc., senior note, 6.08%, 1/18/00 .........       1,000,000         992,011
                                                                                             ---------
                                                                                             1,091,261
                                                                                             ---------
PROCESS INDUSTRIES .6%
Owens-Illinois Inc., senior note, 7.35%, 5/15/08 .....................         100,000          98,788
Westpoint Stevens Inc., senior note, 7.875%, 6/15/05 .................         100,000         102,875
                                                                                            ----------
                                                                                               201,663
                                                                                            ----------
PRODUCER MANUFACTURING .6%
American Standard Cos. Inc., senior unsecured note, 7.375%, 2/01/08 ..         100,000          99,000
Hayes Wheels International Inc., senior sub. note, B, 9.125%, 7/15/07          100,000         105,250
                                                                                            ----------
                                                                                               204,250
                                                                                            ----------
RETAIL TRADE 1.8%
Dayton Hudson Corp., senior unsecured note, 7.25%, 9/01/04 ...........         500,000         526,865
Penney (JC) Co. Inc., 6.875%, 6/15/99 ................................         115,000         115,104
                                                                                            ----------
                                                                                               641,969
                                                                                            ----------
TRANSPORTATION 1.7%
Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 (Bermuda) .......         100,000         103,250
Hertz Corp., senior note, 6.625%, 5/15/08 ............................         500,000         503,083
                                                                                            ----------
                                                                                               606,333
                                                                                            ----------
UTILITIES 4.0%
CMS Energy Corp., senior note, 7.50%, 1/15/09 ........................         100,000         100,500
Duquesne Light Co., senior unsecured note, 6.625%, 6/15/04 ...........         300,000         302,397
United Utilities, 6.45%, 4/01/08 (United Kingdom) ....................         500,000         494,025
U.S. West Capital Funding Inc., senior unsecured note, 6.375%, 7/15/08         500,000         499,744
                                                                                            ----------
                                                                                             1,396,666
                                                                                            ----------
TOTAL CORPORATE BONDS (COST $15,926,202) .............................                      15,764,856
                                                                                            ----------

OTHER GOVERNMENT & AGENCY SECURITIES 3.7%
Tennessee Valley Authority, 5.28%, 9/14/01 (COST $1,303,705) .........       1,300,000       1,295,563
                                                                                            ----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)


                                                                       PRINCIPAL
FRANKLIN BOND FUND                                                      AMOUNT          VALUE
------------------                                                    ----------      ----------
LONG TERM INVESTMENTS (cont.)
 U.S. GOVERNMENT SECURITIES 60.6%
(d)FHLMC, 7.50%, 5/01/29 ........................................     $   836,200     $   859,718
 FHLMC, ARM, 6.984%, 10/01/29 ...................................         853,124         870,936
 FNMA, 5.625%, 3/15/01 ..........................................       1,150,000       1,156,958
 FNMA, 5.75%, 4/15/03 ...........................................         700,000         704,168
 FNMA, 5.75%, 6/15/05 ...........................................         500,000         502,322
(d)FNMA, 5.50%, 5/01/14 .........................................         483,733         469,674
(d)FNMA, 6.00%, 5/01/29 .........................................       1,978,100       1,918,756
(d)FNMA, 6.50%, 5/01/29 .........................................       1,494,000       1,485,595
(d)FNMA, 7.00%, 5/01/29 .........................................       1,410,000       1,429,388
 FNMA, ARM, 7.039%, 12/01/17 ....................................         202,647         207,626
 FNMA, ARM, 6.621%, 4/01/18 .....................................         542,697         559,922
 FNMA, ARM, 7.360%, 8/01/20 .....................................         784,717         805,722
 GNMA, ARM, 6.125%, 10/20/26 ....................................          75,569          76,832
 GNMA, ARM, 6.125%, 10/20/26 ....................................          43,388          44,113
 GNMA, ARM, 6.125%, 11/20/26 ....................................          80,772          82,115
(d)GNMA, SF, 7.00%, 5/01/14 .....................................         429,796         440,810
 GNMA, SF, 8.00%, 9/15/26 .......................................          27,038          28,233
 GNMA, SF, 8.00%, 12/15/26 ......................................         373,249         389,742
(d)GNMA, SF, 6.50%, 5/01/29 .....................................       2,502,000       2,487,925
(d)GNMA, SF, 7.50%, 5/01/29 .....................................         430,000         443,034
(d)GNMA, SF, 8.00%, 5/01/29 .....................................         853,000         888,986
 GNMA II, 6.00%, 3/20/28 ........................................         488,431         471,846
 U.S. Treasury Note, 5.375%, 7/31/00 ............................       1,000,000       1,004,688
 U.S. Treasury Note, 6.375%, 9/30/01 ............................       2,500,000       2,570,312
 U.S. Treasury Note, 5.75%, 11/30/02 ............................       1,500,000       1,523,906
                                                                                       ----------
 TOTAL U.S. GOVERNMENT SECURITIES (COST $21,498,601) ............                      21,423,327
                                                                                       ----------
 ZERO COUPON/STEP-UP BONDS 2.9%
 FICO, D, Strip, 8/03/16 ........................................       2,900,000         952,383
 Niagara Mohawk Power Corp., senior disc. note, H,
  zero coupon to 7/01/03, 8.50%, thereafter, 7/01/10 ............         100,000          76,500
                                                                                       ----------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $1,036,068) ..............                       1,028,883
                                                                                       ----------
 TOTAL LONG TERM INVESTMENTS (COST $39,764,576) .................                      39,512,629
                                                                                       ----------
 SHORT TERM INVESTMENTS 1.1%
 FINANCE .8%
 American Express Credit Corp., disc. note, 5.35%, 5/24/99 ......         150,000         149,519
 Deutsche Bank AG, 5.685%, 6/03/99 ..............................         150,000         150,083
                                                                                       ----------
                                                                                          299,602
                                                                                       ----------
 U.S. GOVERNMENT SECURITIES .3%
 U.S. Treasury Bill, 4.285%, 7/01/99 ............................         100,000          99,279
                                                                                       ----------
 TOTAL SHORT TERM INVESTMENTS (COST $398,869) ...................                         398,881
                                                                                       ----------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $40,163,445)                      39,911,510
                                                                                       ----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)


                                                                                PRINCIPAL
FRANKLIN BOND FUND                                                              AMOUNT          VALUE
------------------                                                           ----------      ----------
(6)REPURCHASE AGREEMENT 27.6%
 Joint Repurchase Agreement, 4.862%, 5/03/99
   (Maturity Value $9,771,073) (COST $9,767,116) ..........................  $9,767,116      $  9,767,116
  Barclays Capital Inc. (Maturity Value $1,009,059)
  Bear, Stearns & Co. (Maturity Value $550,404)
  Chase Securities Inc. (Maturity Value $1,009,059)
  CIBC Oppenheimer Corp. (Maturity Value $1,009,059)
  Deutsche Bank Securities Inc. (Market Value $139,138)
  Donaldson, Lufkin & Jenrette Securities Corp. (Market Value $1,009,059)
  Dresdner Kleinwort Benson, North America, LLC (Market Value $1,009,059)
  Lehman Brothers Inc. (Maturity Value $1,009,059)
  Paine Webber Inc. (Maturity Value $1,009,059)
  Paribas Corp. (Maturity Value $1,009,059)
  UBS Securities, LLC (Maturity Value $1,009,059)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                             ------------
 TOTAL INVESTMENTS (COST $49,930,561) 140.5% ..............................                    49,678,626
                                                                                             ------------
 OTHER ASSETS, LESS LIABILITIES (40.5%) ...................................                   (14,318,762)
                                                                                             ------------
 NET ASSETS 100.0% ........................................................                  $ 35,359,864
                                                                                             ============


PORTFOLIO ABBREVIATIONS:
ARM     - Adjustable Rate Mortgage
BSCMS   - Bear Sterns Commercial Mortgage Securities
CMT     - 1 Year Constant Maturity Treasury Index
FHLMC   - Federal Home Loan Mortgage Corporation
FICO    - Financing Corporation
FNMA    - Federal National Mortgage Association
GNMA    - Government National Mortgage Association
MLMI    - Merrill Lynch Mortgage Investors Inc.
RYMS    - Ryland Mortgage Securities Corporation
SF      - Single Family
TB      - Treasury Bill Rate

(b) See Note 1(c) regarding joint repurchase agreement.

(c) On deposit with broker for initial margin on futures contracts (Note 1(d)).

(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                            CLASS A
                                                                     --------------------------------------------------------
                                                   SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 1999    --------------------------------------------------------
                                                    (UNAUDITED)         1998     1997        1996        1995        1994
                                                    -----------      --------  ---------   ---------   ---------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   11.75       $   14.74  $   13.45   $   12.73   $  12.34     $  12.79
                                                    ---------       ---------  ---------   ---------   --------     --------
Income from investment operations:
 Net investment income ........................           .31             .62        .64         .61        .58          .59
 Net realized and unrealized gains (losses) ...           .53           (1.92)      2.15        1.39       1.10         (.33)
                                                    ---------       ---------  ---------   ---------   --------     --------
Total from investment operations ..............           .84           (1.30)      2.79        2.00       1.68          .26
                                                    ---------       ---------  ---------   ---------   --------     --------
Less distributions from:
 Net investment income ........................          (.34)           (.65)      (.60)       (.60)      (.59)        (.59)
 Net realized gains ...........................          --             (1.04)      (.90)       (.68)      (.70)        (.12)

                                                    ---------       ---------  ---------   ---------   --------     --------
Total distributions ...........................          (.34)          (1.69)     (1.50)      (1.28)     (1.29)        (.71)
                                                    ---------       ---------  ---------   ---------   --------     --------
Net asset value, end of period ................     $   12.25       $   11.75  $   14.74   $   13.45   $  12.73     $  12.34
                                                    =========       =========  =========   =========   ========     ========
Total return* .................................          7.27%          (9.93%)    22.47%      16.71%     15.18%        2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 140,424       $ 170,569  $ 212,631   $ 130,951   $ 83,523     $ 66,869
Ratios to average net assets:
 Expenses .....................................          1.04%**          .98%      1.01%       1.02%      1.03%         .84%
 Expenses excluding waiver and payments
 by affiliate .................................          1.04%**          .98%      1.01%       1.02%      1.03%         .92%
 Net investment income ........................          5.00%**         4.63%      4.81%       4.79%      4.82%        4.84%
Portfolio turnover rate .......................         65.80%          79.17%    141.49%     129.83%    108.64%       68.39%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods of less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized




FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                          CLASS C
                                                  -------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 1999    ------------------------------------------------------
                                                    (UNAUDITED)        1998         1997            1996           1995***
                                                    -----------     ---------    ----------     ----------     ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $    11.70      $  14.68     $    13.41     $    12.71     $    13.06
                                                    ----------      --------     ----------     ----------     ----------
Income from investment operations:
 Net investment income ........................            .25           .51            .54            .51            .07


 Net realized and unrealized gains (losses) ...            .55         (1.91)          2.13           1.40           (.37)
                                                    ----------      --------     ----------     ----------     ----------
Total from investment operations ..............            .80         (1.40)          2.67           1.91           (.30)
                                                    ----------      --------     ----------     ----------     ----------
Less distributions from:
 Net investment income ........................           (.30)         (.54)          (.50)          (.53)          (.05)
 Net realized gains ...........................           --           (1.04)          (.90)          (.68)          --
                                                    ----------      --------     ----------     ----------     ----------
Total distributions ...........................           (.30)        (1.58)         (1.40)         (1.21)          (.05)
                                                    ----------      --------     ----------     ----------     ----------
Net asset value, end of period ................     $    12.20      $  11.70     $    14.68     $    13.41     $    12.71
                                                    ==========      ========     ==========     ==========     ==========
Total return* .................................           6.91%       (10.61%)        21.54%         15.92%         (2.33%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $   33,350      $ 41,533     $   35,282     $   10,861     $      209
Ratios to average net assets:
 Expenses .....................................           1.78%**       1.73%          1.74%          1.79%          1.60%**
 Net investment income ........................           4.25%**       3.93%          4.04%          4.00%          3.64%**
Portfolio turnover rate .......................          65.80%        79.17%        141.49%        129.83%        108.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period October 1, 1995 (effective date) to October 31, 1995. See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


 FRANKLIN CONVERTIBLE SECURITIES FUND                                                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 3.4%
   CONSUMER SERVICES 2.0%
(a)AT&T Corp. - Liberty Media Group, A .........................................         53,112         $ 3,392,529
                                                                                                        -----------
   ENERGY MINERALS 1.4%
   Enron Oil & Gas Co. .........................................................        135,000           2,565,000
                                                                                                        -----------
   TOTAL COMMON STOCKS (COST $5,048,694) .......................................                          5,957,529
                                                                                                        -----------
   CONVERTIBLE PREFERRED STOCKS 45.9%
   COMMERCIAL SERVICES 2.0%
   United Rentals Trust I, 6.50%, cvt. pfd., 144A ..............................         74,500           3,389,750
                                                                                                        -----------
   CONSUMER NON-DURABLES 3.0%
   Ralston-Ralston Purina Group/Interstate Bakeries, 7.00%, cvt. pfd ...........        110,500           5,138,250
                                                                                                        -----------
   CONSUMER SERVICES 8.8%
   Chancellor Media Corp., 7.00%, cvt. pfd .....................................         22,000           3,393,500
   Host Marriott Corp., 6.75%, cvt. pfd ........................................        100,000           4,593,750
   MediaOne Group Inc., 6.25%, cvt. pfd ........................................         49,100           3,934,138
   Triathlon Broadcasting Co., 9.00%, cvt. pfd .................................        315,300           3,448,594
                                                                                                        -----------
                                                                                                         15,369,982
                                                                                                        -----------
   ELECTRONIC TECHNOLOGY 4.0%
   DECS Trust IV, 7.00%, cvt. pfd ..............................................        350,000           2,406,250
   Loral Space & Communication, 6.00%, cvt. pfd., C (Bermuda) ..................         60,000           3,255,000
   QUALCOMM Financial Trust, 5.75%, cvt. pfd ...................................          9,000           1,330,875
                                                                                                        -----------
                                                                                                          6,992,125
                                                                                                        -----------
   ENERGY MINERALS 2.0%
   Devon Financing Trust, $3.25, cvt. pfd ......................................         60,000           3,555,000
                                                                                                        -----------
   FINANCE 8.6%
   American Heritage Corp., 8.50%, cvt. pfd ....................................         39,300           2,534,850
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ..................        200,000           5,100,000
   Equity Office Properties Trust, 5.25%, cvt. pfd., B .........................         75,000           3,124,223
   Protective Life Capital Trust II, 6.50%, cvt. pfd ...........................         65,700           4,213,013
                                                                                                        -----------
                                                                                                         14,972,086
                                                                                                        -----------
   HEALTH SERVICES 1.1%
   McKesson Financing Trust, 5.00%, cvt. pfd ...................................         34,000           1,763,750
                                                                                                        -----------
   INDUSTRIAL SERVICES 1.7%
   Weatherford International Inc., 5.00%, cvt. pfd .............................         25,000             890,625
   Weatherford International Inc., 5.00%, cvt. pfd., 144A ......................         60,000           2,137,500
                                                                                                        -----------
                                                                                                          3,028,125
                                                                                                        -----------
   PROCESS INDUSTRIES 3.2%
   IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL .............................        125,000           3,343,750
   Owens-Illinois Inc., 4.75%, cvt. pfd ........................................         55,000           2,227,500
                                                                                                        -----------
                                                                                                          5,571,250
                                                                                                        -----------
   TRANSPORTATION 1.3%
   Union Pacific Capital Trust, 6.25%, cvt. pfd ................................         40,000           2,180,000
                                                                                                        -----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)

 FRANKLIN CONVERTIBLE SECURITIES FUND                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   UTILITIES 10.2%
   AES Trust II, 5.50%, cvt. pfd., B ...........................................         48,400         $ 2,534,950
   CMS Energy Trust I, 7.75%, cvt. pfd .........................................         73,000           4,124,500
   K N Energy Inc., 8.25%, cvt. pfd ............................................        102,000           3,519,000
   NiSource Inc., 7.75%, cvt. pfd ..............................................         60,000           3,060,000
   Salomon Smith Barney Holdings Inc., 6.25%, cvt. pfd .........................         30,000           2,100,000
   Texas Utilities Co., 9.25%, cvt. pfd ........................................         47,500           2,443,281
                                                                                                        -----------
                                                                                                         17,781,731
                                                                                                        -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $80,985,973) .......................                         79,742,049
                                                                                                        -----------


                                                                                      PRINCIPAL
                                                                                        AMOUNT
                                                                                        ------
   CONVERTIBLE BONDS 44.5%
   COMMERCIAL SERVICES 1.4%
   Data Processing Resources Corp., cvt. sub. note, 5.25%, 4/01/05 .............    $   1,000,000             705,000
   Data Processing Resources Corp., cvt. sub. note, 144A, 5.25%, 4/01/05 .......        2,500,000           1,762,500
                                                                                                        -------------
                                                                                                            2,467,500
                                                                                                        -------------
   ELECTRONIC TECHNOLOGY 14.1%
   Advanced Micro Devices, cvt. sub. note, 6.00%, 5/15/05 ......................        2,000,000           1,455,000
   Aspect Telecommunications Corp., cvt. sub. deb., 144A, zero cpn., 8/10/18 ...        4,500,000             888,750
   Aspect Telecommunications Corp., cvt. sub. deb., zero cpn., 8/10/18 .........        8,500,000           1,678,750
   Comverse Technology Inc., cvt. sub. deb., 4.50%, 7/01/05 ....................          500,000             826,250
   Comverse Technology Inc., cvt. sub. deb., 144A, 4.50%, 7/01/05 ..............        2,500,000           4,131,250
   Cymer Inc., cvt. sub. note, 144A, 3.50% to 8/05/00, 7.25% thereafter, 8/06/04        1,750,000           1,415,313
   LSI Logic Corp., cvt. sub. note, 144A, 4.25%, 3/15/04 .......................        2,000,000           2,595,000
   Motorola Inc., cvt. sub. deb., zero cpn., 9/07/09 ...........................        2,000,000           2,937,500
   Sanmina Corp., cvt. sub. note, 144A, 4.25%, 5/01/04 .........................        6,000,000           6,000,000
   Western Digital Corp., cvt., zero cpn., 2/18/18 .............................       12,000,000           2,595,000
                                                                                                        -------------
                                                                                                           24,522,813
                                                                                                        -------------
   ENERGY MINERALS 3.3%
   Range Resources Corp., cvt. sub. deb., 6.00%, 2/01/07 .......................       11,340,000           5,811,750
                                                                                                        -------------
   FINANCE 1.1%
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........................        2,000,000           1,870,000
                                                                                                        -------------
   HEALTH SERVICES 3.9%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..............................        7,400,000           6,752,870
                                                                                                        -------------
   HEALTH TECHNOLOGY 2.6%
   Alza Corp., cvt. sub. note, zero cpn., 7/14/14 ..............................        5,000,000           2,487,500
   IDEC Pharmaceuticals Corp., cvt. sub. note, 144A, zero cpn., 2/16/19 ........        5,000,000           1,937,500
                                                                                                        -------------
                                                                                                            4,425,000
                                                                                                        -------------
   INDUSTRIAL SERVICES 4.9%
   Diamond Offshore Drilling, cvt. sub. note, 3.75%, 2/15/07 ...................        2,300,000           2,481,125
   Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 .........................        3,000,000           1,950,000


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)

                                                                                   PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   INDUSTRIAL SERVICES (CONT.)
   Waste Management Inc., cvt. sub. note, 4.00%, 2/01/02 .......................    $   3,000,000       $   4,061,250
                                                                                                        -------------
                                                                                                            8,492,375
                                                                                                        -------------
   PRODUCER MANUFACTURING 2.9%
   Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 .......................        3,750,000           3,970,313
   Tower Automotive Inc., cvt. sub. note, 144A, 5.00%, 8/01/04 .................        1,000,000           1,058,750
                                                                                                        -------------
                                                                                                            5,029,063
                                                                                                        -------------
   TECHNOLOGY SERVICES 7.8%
   Affiliated Computer Services, cvt. sub. note, 4.00%, 3/15/05 ................        6,000,000           6,697,500
   Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 ...............        6,500,000           2,486,250
   CNET Inc., cvt. sub. note, 144A, 5.00%, 3/01/06 .............................        1,000,000           1,867,500
   EMC Corp., cvt. sub. note, 3.25%, 3/15/02 ...................................          400,000           1,934,091
   Mindspring Enterprises Inc., cvt. sub. note, 5.00%, 4/15/06 .................          500,000             524,374
                                                                                                        -------------
                                                                                                           13,509,715
                                                                                                        -------------
   UTILITIES 2.5%
   Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 (Luxembourg) ............        2,000,000           2,665,000
   Natwest Enron Corp. Nets, cvt., 144A, 3.50%, 9/01/04 ........................        1,000,000           1,690,000
                                                                                                        -------------
                                                                                                            4,355,000
                                                                                                        -------------
   TOTAL CONVERTIBLE BONDS (COST $75,710,143) ..................................                           77,236,086
                                                                                                        -------------
   TOTAL LONG TERM INVESTMENTS (COST $161,744,810) .............................                          162,935,664
                                                                                                        -------------
(b)REPURCHASE AGREEMENT 6.4%
   Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $11,169,006)
     (Cost $11,164,483) ........................................................       11,164,483          11,164,483
    Barclays Capital Inc. (Maturity Value $1,153,423)
    Bear, Stearns & Co. (Maturity Value $629,152)
    Chase Securities Inc. (Maturity Value $1,153,423)
    CIBC Oppenheimer Corp. (Maturity Value $1,153,423)
    Deutsche Bank Securities Inc. (Maturity Value $159,047)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,153,423)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,153,423)
    Lehman Brothers Inc. (Maturity Value $1,153,423)
    Paine Webber Inc. (Maturity Value $1,153,423)
    Paribas Corp. (Maturity Value $1,153,423)
    UBS Securities LLC (Maturity Value $1,153,423)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                        -------------
   TOTAL INVESTMENTS (COST $172,909,293) 100.2% ................................                          174,100,147
                                                                                                        -------------
   OTHER ASSETS, LESS LIABILITIES (.2%) ........................................                             (325,561)
                                                                                                        -------------
   NET ASSETS 100.0% ...........................................................                        $ 173,774,586
                                                                                                        =============


(a) Non-income producing

(b) See Note 1(c) regarding joint repurchase agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



FRANKLIN EQUITY INCOME FUND

                                                                                     CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 1999   -----------------------------------------------------------------
                                                   (UNAUDITED)        1998         1997         1996          1995         1994
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $   19.93      $   19.31    $   16.41    $   15.19      $   14.14    $   14.91
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .30            .64          .64          .64            .63          .62
 Net realized and unrealized gains (losses) ...         1.35           1.42         3.23         1.63           1.27         (.36)
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..............         1.65           2.06         3.87         2.27           1.90          .26
                                                 ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.32)          (.65)        (.64)        (.65)          (.61)        (.72)
 Net realized gains ...........................        (1.07)          (.79)        (.33)        (.40)          (.24)        (.31)
                                                 ----------------------------------------------------------------------------------

Total distributions ...........................        (1.39)         (1.44)        (.97)       (1.05)          (.85)       (1.03)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ................    $   20.19      $   19.93    $   19.31    $   16.41      $   15.19    $   14.14
                                                 ==================================================================================

Total return* .................................         8.79%         10.96%       24.40%       15.39%         14.10%        1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 439,819      $ 428,228    $ 352,555    $ 246,952      $ 168,897    $  92,763
Ratios to average net assets:
 Expenses .....................................          .93%**         .94%         .97%         .98%          1.00%         .77%
 Expenses excluding waiver and payments
 by affiliate .................................          .93%**         .94%         .97%         .98%          1.02%         .95%
 Net investment income ........................         3.13%**        3.20%        3.62%        4.11%          4.44%        4.53%
Portfolio turnover rate .......................        26.73%         30.65%       29.04%       24.15%         27.86%       39.51%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**    Annualized



FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN EQUITY INCOME FUND (CONT.)


                                                          CLASS B***
                                                         PERIOD ENDED
                                                        APRIL 30, 1999
                                                         (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $ 19.37
                                                           -------
Income from investment operations:
 Net investment income ........................                .16
 Net realized and unrealized gains ............                .81
                                                           -------
Total from investment operations ..............                .97
                                                           -------
Less distributions from investment income .....               (.17)
                                                           -------
Net asset value, end of period ................            $ 20.17
                                                           =======

Total return* .................................               5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $   964
Ratios to average net assets:
 Expenses .....................................               1.67%**
 Net investment income ........................               2.17%**
Portfolio turnover rate .......................              26.73%


* Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

**    Annualized

***   For the period January 1, 1999 (effective date) to April 30, 1999.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (continued)



FRANKLIN EQUITY INCOME FUND (CONT.)


                                                                                         CLASS C
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 1999     -------------------------------------------------------------
                                                     (UNAUDITED)         1998            1997            1996            1995***
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   19.88         $   19.26       $   16.38       $   15.19        $   15.38
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .23               .50             .50             .52              .05
 Net realized and unrealized gains (losses) ...          1.34              1.41            3.22            1.63             (.19)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          1.57              1.91            3.72            2.15             (.14)
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.25)             (.50)           (.51)           (.56)            (.05)
 Net realized gains ...........................         (1.07)             (.79)           (.33)           (.40)              --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................         (1.32)            (1.29)           (.84)           (.96)            (.05)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................     $   20.13         $   19.88       $   19.26       $   16.38        $   15.19
                                                  =================================================================================
Total return* .................................          8.42%            10.16%          23.40%          14.53%            (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $  88,274         $  81,078       $  45,277       $  18,227        $     386
Ratios to average net assets:
 Expenses .....................................          1.68%**           1.69%           1.72%           1.73%            1.99%**
 Net investment income ........................          2.38%**           2.45%           2.78%           3.33%            3.57%**
Portfolio turnover rate .......................         26.73%            30.65%          29.04%          24.15%           27.86%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**    Annualized

***   For the period October 1, 1995 (effective date) to October 31, 1995.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


   FRANKLIN EQUITY INCOME FUND                                                             SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.8%
   COMMERCIAL SERVICES .7%
   Dun & Bradstreet Corp. ......................................................          104,200       $ 3,829,350
                                                                                                        -----------
   CONSUMER DURABLES 4.2%
   Eastman Kodak Co. ...........................................................          111,000         8,283,375
   Ford Motor Co. ..............................................................          130,500         8,343,844
   General Motors Corp. ........................................................           61,000         5,425,188
                                                                                                        -----------
                                                                                                         22,052,407
                                                                                                        -----------
   CONSUMER NON-DURABLES 8.2%
   Anheuser-Busch Cos. Inc. ....................................................          100,300         7,334,438
   Fortune Brands Inc. .........................................................          121,500         4,799,250
   General Mills Inc. ..........................................................          112,500         8,226,563
   H.J. Heinz Co. ..............................................................          137,000         6,396,188
   Kellogg Co. .................................................................          105,000         3,885,000
   Philip Morris Cos. Inc. .....................................................          176,200         6,178,013
   UST Inc. ....................................................................          237,000         6,606,375
                                                                                                        -----------
                                                                                                         43,425,827
                                                                                                        -----------
   ELECTRONIC TECHNOLOGY 1.0%
   EG&G Inc. ...................................................................           83,000         2,593,750
   Motorola Inc. ...............................................................           35,000         2,804,375
                                                                                                        -----------
                                                                                                          5,398,125
                                                                                                        -----------
   ENERGY MINERALS 11.8%
   Atlantic Richfield Co. ......................................................           89,400         7,504,013
   Chevron Corp. ...............................................................           93,900         9,366,525
   Exxon Corp. .................................................................           64,400         5,349,225
   Mobil Corp. .................................................................           55,600         5,824,100
   Royal Dutch Petroleum Co. N.Y. shs. (Netherlands) ...........................          165,000         9,683,438
   Texaco Inc. .................................................................          180,000        11,295,000
   Ultramar Diamond Shamrock Corp. .............................................          157,400         3,630,038
   YPF SA, ADR (Argentina) .....................................................          234,200         9,836,400
                                                                                                        -----------
                                                                                                         62,488,739
                                                                                                        -----------

   FINANCE 9.3%
   Bank of America Corp. .......................................................           82,000         5,904,000
   Bank One Corp. ..............................................................          159,180         9,391,620
   BankBoston Corp. ............................................................          136,800         6,703,200
   J.P. Morgan & Co. Inc. ......................................................           53,000         7,141,750
   Mercantile Bancorporation Inc. ..............................................          115,526         6,584,982
   National City Corp. .........................................................           96,700         6,938,225
   PNC Bank Corp. ..............................................................          115,300         6,672,988
                                                                                                        -----------
                                                                                                         49,336,765
                                                                                                        -----------
   HEALTH TECHNOLOGY 5.6%
   American Home Products Corp. ................................................           80,000         4,880,000
   Baxter International Inc. ...................................................           85,000         5,355,000


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)

   FRANKLIN EQUITY INCOME FUND                                                             SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
   Glaxo Wellcome PLC, ADR (United Kingdom) ....................................          125,200       $ 7,292,900
   Pharmacia & Upjohn Inc. .....................................................          212,000        11,872,000
                                                                                                        -----------
                                                                                                         29,399,900
                                                                                                        -----------
   INDUSTRIAL SERVICES 1.6%
   Browning-Ferris Industries Inc. .............................................          211,100         8,417,613
                                                                                                        -----------
   INSURANCE 7.5%
   Arthur J. Gallagher & Co. ...................................................          151,900         7,215,250
   IPC Holdings Ltd. (Bermuda) .................................................          165,000         2,908,125
   Lincoln National Corp. ......................................................           93,500         8,981,844
   SAFECO Corp. ................................................................          185,000         7,353,750
   St. Paul Cos. Inc. ..........................................................          270,700         7,765,706
   XL Capital Ltd., A (Bermuda) ................................................           89,176         5,411,869
                                                                                                        -----------
                                                                                                         39,636,544
                                                                                                        -----------
   NON-ENERGY MINERALS 3.5%
   British Steel PLC, ADR (United Kingdom) .....................................          179,500         4,150,938
   De Beers Consolidated Mines AG, ADR (South Africa) ..........................          242,000         5,929,000
   Weyerhaeuser Co. ............................................................          122,000         8,189,250
                                                                                                        -----------
                                                                                                         18,269,188
                                                                                                        -----------
   PROCESS INDUSTRIES 4.3%
   Dow Chemical Co. ............................................................           52,500         6,887,344
   E.I. du Pont de Nemours and Co. .............................................           65,000         4,590,625
   Imperial Chemical Industries PLC, ADR (United Kingdom) ......................          149,200         6,424,925
   Pall Corp. ..................................................................          274,000         5,051,875
                                                                                                        -----------
                                                                                                         22,954,769
                                                                                                        -----------
   PRODUCER MANUFACTURING 5.4%
   Dana Corp. ..................................................................          185,400         8,736,975
   Diebold Inc. ................................................................          155,000         3,729,688
   Federal Signal Corp. ........................................................          237,000         5,865,750
   Minnesota Mining & Manufacturing Co. ........................................           72,500         6,452,500
   Pitney Bowes Inc. ...........................................................           54,200         3,790,613
                                                                                                        -----------
                                                                                                         28,575,526
                                                                                                        -----------
   REAL ESTATE INVESTMENT TRUST 6.1%
   Arden Realty Inc. ...........................................................          305,000         7,625,000
   Equity Residential Properties Trust .........................................          161,300         7,460,125
   FelCor Lodging Trust Inc. ...................................................          208,900         5,000,543
   MeriStar Hospitality Corp. ..................................................          250,000         5,750,000
   Simon Property Group Inc. ...................................................          229,400         6,580,912
                                                                                                        -----------
                                                                                                         32,416,580
                                                                                                        -----------
   RETAIL TRADE 1.2%
   J.C. Penney Co. Inc. ........................................................          135,000         6,159,375
                                                                                                        -----------
   TECHNOLOGY SERVICES .5%
   Automatic Data Processing Inc. ..............................................           60,000         2,670,000
                                                                                                        -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)

   FRANKLIN EQUITY INCOME FUND                                                             SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS(CONT.)
   TELECOMMUNICATION 8.1%
   AT&T Corp. ..................................................................          113,750       $ 5,744,375
   Bell Atlantic Corp. .........................................................          267,120        15,392,790
   Cincinnati Bell Inc. ........................................................          255,000         5,769,375
   GTE Corp. ...................................................................          151,500        10,141,030
   U.S. West Inc. ..............................................................          110,800         5,796,225
                                                                                                        -----------
                                                                                                         42,843,795
                                                                                                        -----------
   UTILITIES 9.8%
   Baltimore Gas & Electric Co. ................................................          246,000         6,918,750
   Cinergy Corp. ...............................................................          216,000         6,439,500
   Consolidated Natural Gas Co. ................................................           70,300         4,182,850
   Dominion Resources Inc. .....................................................          127,100         5,226,987
   MCN Energy Group Inc. .......................................................          325,000         6,479,687
   National Fuel Gas Co. .......................................................          124,600         5,451,250
   New Century Energies Inc. ...................................................          111,000         3,885,000
   Northern States Power Co. ...................................................          200,000         4,825,000
   OGE Energy Corp. ............................................................          182,300         4,318,230
   Sempra Energy ...............................................................          199,909         4,148,111
                                                                                                        -----------
                                                                                                         51,875,365
                                                                                                        -----------
   TOTAL COMMON STOCKS (COST $385,806,238) .....................................                        469,749,868
                                                                                                        -----------
   CONVERTIBLE PREFERRED STOCKS 5.3%
   FINANCE 1.1%
   Glenborough Realty Trust, 7.75%, cvt. pfd., A ...............................          324,200         5,855,862
                                                                                                        -----------
   RETAIL TRADE .8%
   Kmart Financing I, 7.75%, cvt. pfd ..........................................           75,000         4,214,062
                                                                                                        -----------
   TRANSPORTATION 1.4%
   Union Pacific Capital Trust, 6.25%, cvt. pfd ................................          138,300         7,537,350
                                                                                                        -----------
   UTILITIES 2.0%
   CMS Energy Trust I, 7.75%, cvt. pfd .........................................           80,000         4,520,000
   Texas Utilities Co., 9.25%, cvt. pfd ........................................          117,100         6,023,330
                                                                                                        -----------
                                                                                                         10,543,330
                                                                                                        -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $28,721,954) .......................                         28,150,604
                                                                                                        -----------


                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                        ------
   CONVERTIBLE BONDS 1.2%
   Comverse Technology Inc., cvt. sub. deb., 4.50%, 7/01/05 ....................    $ 2,250,000           3,718,125
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ..............................      3,000,000           2,737,650
                                                                                                        -----------
   TOTAL CONVERTIBLE BONDS (COST $5,988,649) ...................................                          6,455,775
                                                                                                        -----------
   TOTAL LONG TERM INVESTMENTS (COST $420,516,841) .............................                        504,356,247
                                                                                                        -----------



  FRANKLIN INVESTORS SECURITIES TRUST
  STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
   FRANKLIN EQUITY INCOME FUND                                                          AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 1.9%
   FHLMC disc. note, 4.78%, 6/04/99 (Cost $9,954,856) ..........................    $  10,000,000     $   9,958,400
                                                                                                      -------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $430,471,697) ...........                        514,314,647
                                                                                                      -------------
(b)REPURCHASE AGREEMENT 3.1%
   Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $16,475,267)
     (COST $16,468,594) ........................................................       16,468,594        16,468,594
    Barclays Capital Inc. (Maturity Value $1,701,401)
    Bear, Stearns & Co. (Maturity Value $928,050)
    Chase Securities Inc. (Maturity Value $1,701,401)
    CIBC Oppenheimer Corp. (Maturity Value $1,701,401)
    Deutsche Bank Securities Inc. (Maturity Value $234,608)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,701,401)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,701,401)
    Lehman Brothers Inc. (Maturity Value $1,701,401)
    Paine Webber Inc. (Maturity Value $1,701,401)
    Paribas Corp. (Maturity Value $1,701,401)
    UBS Securities LLC (Maturity Value $1,701,401)
     Collateralized by U.S. Treasury Bills & Notes .............................
                                                                                                      -------------
   TOTAL INVESTMENTS (COST $446,940,291) 100.3% ................................                        530,783,241
                                                                                                      -------------
   OTHER ASSETS, LESS LIABILITIES (.3%) ........................................                         (1,725,582)
                                                                                                      -------------
   NET ASSETS 100.0% ...........................................................                      $ 529,057,659
                                                                                                      =============


(b)   See Note 1(c) regarding joint repurchase agreement.


                       SEE NOTES TO FINANCIAL STATEMENTS.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                        CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 1999   ----------------------------------------------------------------
                                                   (UNAUDITED)        1998        1997          1996          1995          1994
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......         $   8.25       $   8.41     $   8.65      $   8.31      $   8.06     $   9.33
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................              .42            .62          .60           .61           .67         1.30
 Net realized and unrealized gains (losses)             (.21)          (.17)        (.22)          .33           .29        (1.81)
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..........              .21            .45          .38           .94           .96         (.51)
                                                 ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................             (.30)          (.57)        (.61)         (.60)         (.64)        (.08)
 In excess of net investment income .......               --           (.04)        (.01)           --            --           --
 Tax return of capital ....................               --             --           --            --          (.07)        (.60)
 Net realized gains .......................               --             --           --            --            --         (.08)
                                                 ----------------------------------------------------------------------------------
Total distributions .......................             (.30)          (.61)        (.62)         (.60)         (.71)        (.76)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ............         $   8.16       $   8.25     $   8.41      $   8.65      $   8.31     $   8.06
                                                 ==================================================================================
Total return* .............................             2.61%          5.57%        4.31%        11.80%        12.65%       (5.72%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........         $ 97,714       $110,876     $118,348      $137,626      $164,970     $187,204
Ratios to average net assets:
 Expenses .................................             1.10%**         .96%         .90%          .85%          .96%         .89%
 Net investment income ....................             7.45%**        7.49%        6.97%         7.68%         8.29%        8.54%
Portfolio turnover rate ...................            41.60%         49.93%      193.30%       139.71%       103.49%       80.69%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                      CLASS C
                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 1999     ---------------------------------------------------------
                                                      (UNAUDITED)        1998+          1997          1996          1995***
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  8.26         $  8.41       $   8.65       $   8.31       $   8.03
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .38             .58            .55            .56            .31
 Net realized and unrealized gains (losses) ...           (.19)           (.17)          (.22)           .33            .30
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............            .19             .41            .33            .89            .61
                                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.28)           (.52)          (.56)          (.55)          (.30)
 In excess of net investment income ...........             --            (.04)          (.01)            --             --
 Tax return of capital ........................             --              --             --             --           (.03)
                                                   -----------------------------------------------------------------------------
Total distributions ...........................           (.28)           (.56)          (.57)          (.55)          (.33)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................        $  8.17         $  8.26       $   8.41       $   8.65       $   8.31
                                                   -----------------------------------------------------------------------------

Total return* .................................           2.35%           5.12%          3.74%         11.19%          7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $ 5,539         $ 5,710       $  4,473       $  3,700       $  1,193
Ratios to average net assets:
 Expenses .....................................           1.63%**         1.49%          1.46%          1.40%          1.54%**
 Net investment income ........................           6.91%**         6.96%          6.43%          7.17%          7.41%**
Portfolio turnover rate .......................          41.60%          49.93%        193.30%        139.71%        103.49%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized

***For the period May 1, 1995 (effective date) to October 31, 1995.

+Based on average weighted shares outstanding.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                    ADVISOR CLASS
                                                   -----------------------------------------------
                                                   SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 1999      ---------------------------
                                                     (UNAUDITED)        1998+          1997***
                                                   -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  8.26         $  8.41       $   8.71
                                                   -----------------------------------------------
Income from investment operations:
 Net investment income ........................            .43             .63            .49
 Net realized and unrealized losses ...........           (.21)           (.16)          (.28)
                                                   -----------------------------------------------
Total from investment operations ..............            .22             .47            .21
                                                   -----------------------------------------------
Less distributions from:
 Net investment income ........................           (.31)           (.58)          (.49)
 In excess of net investment income ...........             --            (.04)          (.02)
                                                   -----------------------------------------------
Total distributions ...........................           (.31)           (.62)          (.51)
                                                   -----------------------------------------------
Net asset value, end of period ................        $  8.17         $  8.26       $   8.41
                                                   ===============================================
Total return* .................................           2.68%           5.81%          2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $   762         $   829       $    741
Ratios to average net assets:
 Expenses .....................................            .98%**          .85%           .82%**
 Net investment income ........................           7.57%**         7.62%          7.08%**
Portfolio turnover rate .......................          41.60%          49.93%        193.30%

*Total return is not annualized for periods less than one year.

**Annualized

***For the period January 2, 1997 (effective date) to October 31, 1997.

+Based on average weighted shares outstanding.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)

                                                             PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                        AMOUNT*             VALUE
------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.6%
 ARGENTINA 4.9%
 Republic of Argentina
    10.95%, 11/01/99 .....................................  $ 3,215,000       $  3,279,300
    8.75%, 5/09/02 .......................................    1,100,000          1,051,050
    11.00%, 10/09/06 .....................................      250,000            249,375
    9.75%, 9/19/27 .......................................      600,000            525,000
                                                                              ------------
                                                                                 5,104,725
                                                                              ------------
 AUSTRALIA 5.0%
 Government of Australia, 7.50%, 7/15/05 .................    7,037,000 AUD      5,200,354
                                                                              ------------
 BRAZIL 6.9%
 Government of Brazil
    8.00%, 4/15/14 .......................................    3,191,409          2,223,562
    10.125%, 5/15/27 .....................................    1,700,000          1,361,700
    FRN, 6.188%, 4/15/09 .................................    3,950,000          2,831,656
    Series L, FRN, cvt., 5.938%, 4/15/12 .................    1,250,000            801,563
                                                                              ------------
                                                                                 7,218,481
                                                                              ------------
 CANADA 9.2%
 Government of Canada
    10.50%, 7/01/00 ......................................    4,675,000 CAD      3,415,803
    10.50%, 3/01/01 ......................................    5,000,000 CAD      3,767,768
    10.00%, 5/01/02 ......................................    3,005,000 CAD      2,349,050
                                                                              ------------
                                                                                 9,532,621
                                                                              ------------
 DENMARK 2.1%
 Kingdom of Denmark
    9.00%, 11/15/00 ......................................    3,385,000 DKK        524,186
    8.00%, 3/15/06 .......................................    9,357,000 DKK      1,652,153
                                                                              ------------
                                                                                 2,176,339
                                                                              ------------
 GERMANY 11.4%
 Federal Republic of Germany
    7.75%, 2/21/00 .......................................    3,067,751 EUR      3,376,987
    6.00%, 1/04/07 .......................................    4,080,109 EUR      4,973,985
    Series 96, 6.00%, 1/05/06 ............................    2,914,364 EUR      3,530,030
                                                                              ------------
                                                                                11,881,002
                                                                              ------------
 ITALY 9.9%
 Buoni Poliennali Del Tesoro
    10.50% 7/15/00 .......................................    2,065,824 EUR      2,380,936
    10.50%, 4/01/05 ......................................    2,763,040 EUR      3,992,759
    6.75%, 7/01/07 .......................................      825,000 EUR      1,041,702
    10.50%, 4/28/14 ......................................    1,200,000 GBP      2,889,552
                                                                              ------------
                                                                                10,304,949
                                                                              ------------
 MEXICO 6.5%
 United Mexican States
    9.75%, 2/06/01 .......................................    1,950,000          2,033,363
    9.75%, 4/06/05 .......................................    1,200,000          1,246,500


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)


                                                             PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                        AMOUNT*             VALUE
------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 MEXICO (CONT.)
 United Mexican States (cont.)
    9.875%, 1/15/07 ......................................  $ 1,375,000       $  1,446,156
    11.375%, 9/15/16 .....................................    1,115,000          1,273,888
    6.25%, 12/31/19 ......................................    1,000,000            794,375
                                                                              ------------
                                                                                 6,794,282
                                                                              ------------
 NEW ZEALAND 4.4%
 Government of New Zealand
 6.50%, 2/15/00 ..........................................    3,995,000 NZD      2,277,859
 8.00%, 11/15/06 .........................................    3,623,000 NZD      2,317,785
                                                                              ------------
                                                                                 4,595,644
                                                                              ------------
 PANAMA .6%
 Republic of Panama, 8.875%, 9/30/27 .....................      650,000            614,250
                                                                              ------------
 SPAIN 6.6%
 Bonos Y Oblig Del Estado, 8.80%, 4/30/06 ................    1,932,855 EUR      2,670,195
 Government of Spain, 12.25%, 3/25/00 ....................    3,662,808 EUR      4,196,717
                                                                              ------------
                                                                                 6,866,912
                                                                              ------------
 SWEDEN 3.1%
 Kingdom of Sweden , 10.25%, 5/05/03 .....................   21,500,000 SEK      3,215,619

 TURKEY 3.2%
 Cellco Finance NV, 144A, 15.00%, 8/01/05, ...............    1,250,000          1,238,750
 Republic of Turkey
    144A, 10.00%, 9/19/07 ................................      170,000            160,990
    Reg S, 9.875%, 2/23/05 ...............................    1,040,000            984,960
    Reg S, 10.00%, 9/19/07 ...............................    1,010,000            956,470
                                                                              ------------
                                                                                 3,341,170
                                                                              ------------
 UNITED KINGDOM 3.5%
 United Kingdom
    8.00%, 12/07/00 ......................................    1,000,000 GBP      1,677,669
    8.50%, 7/16/07 .......................................    1,005,000 GBP      2,012,913
                                                                              ------------
                                                                                 3,690,582
                                                                              ------------
 UNITED STATES 13.3%
 Fannie Mae, 5.25%, 1/15/09 ..............................    3,609,000          3,444,246
 U.S. Treasury Bond, 5.25%, 11/15/28 .....................    8,000,000          7,395,000
 U.S. Treasury Note, 7.25%, 8/15/04 ......................    2,714,000          2,953,171
                                                                              ------------
                                                                                13,792,417
                                                                              ------------
 VENEZUELA 5.0%
 Republic of Venezuela
    9.25%, 9/15/27 .......................................    5,775,000          4,219,359
    144A, 9.125%, 6/18/07 ................................    1,220,000            945,500
                                                                              ------------
                                                                                 5,164,859
                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $108,153,959) .........                      99,494,206
                                                                              ------------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)


                                                             PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                        AMOUNT*             VALUE
------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS
 U.S. Treasury Bill, 4.32%, 6/03/99 (Cost $492,921) .5% ..  $   495,000       $    493,147
 TOTAL INVESTMENTS (COST $108,646,880) 96.1% .............                      99,987,353
 NET EQUITY IN FORWARD CONTRACTS .........................                          10,762
 OTHER ASSETS, LESS LIABILITIES 3.9% .....................                       4,015,825
                                                                              ------------
 TOTAL NET ASSETS 100.0% .................................                    $104,013,940
                                                                              ------------

CURRENCY ABBREVIATIONS:
AUD  -Australian Dollar
CAD  -Canadian Dollar
DKK  -Danish Krone
EUR  -Euro
GBP  -British Pound
NZD  -New Zealand Dollar
SEK  -Swedish Krone

PORTFOLIO ABBREVIATIONS:
FRN  -Floating Rate Note

*Securities traded in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                           CLASS A
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 1999    --------------------------------------------------------------
                                                     (UNAUDITED)         1998         1997         1996         1995          1994
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  10.46       $  10.29     $  10.28     $  10.35     $  10.03     $  10.80
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .26            .54          .57          .58          .56          .49
 Net realized and unrealized gains (losses) ...            (.22)           .19          .02         (.08)         .31         (.70)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............             .04            .73          .59          .50          .87         (.21)
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.25)          (.56)        (.58)        (.57)        (.55)        (.47)
 Net realized gains ...........................              --             --           --           --           --         (.09)
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................            (.25)          (.56)        (.58)        (.57)        (.55)        (.56)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $  10.25       $  10.46     $  10.29     $  10.28     $  10.35     $  10.03
                                                   ---------------------------------------------------------------------------------

Total return* .................................             .39%          7.38%        5.88%        4.97%        8.90%       (1.99%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $205,792       $224,132     $192,051     $196,042     $208,057     $225,352
Ratios to average net assets:
 Expenses .....................................             .78%**         .78%         .78%         .74%         .73%         .65%
 Expenses excluding waiver and payments
 by affiliate .................................             .78%**         .78%         .78%         .74%         .73%         .68%
 Net investment income ........................            5.05%**        5.24%        5.51%        5.64%        5.42%        4.75%
Portfolio turnover rate .......................           21.66%         37.70%       40.56%       72.62%       56.34%       99.09%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                  ADVISOR CLASS
                                                 ----------------------------------------------
                                                 SIX MONTHS ENDED      YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 1999      -------------------------
                                                    (UNAUDITED)         1998         1997***
                                                 ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 10.45         $ 10.30       $ 10.24
                                                 ----------------------------------------------
Income from investment operations:
 Net investment income ........................           .27             .57           .47
 Net realized and unrealized gains (losses) ...          (.22)            .16           .07
                                                 ----------------------------------------------
Total from investment operations ..............           .05             .73           .54
                                                 ----------------------------------------------
Less distributions from net investment income .          (.26)           (.58)         (.48)
                                                 ----------------------------------------------
Net asset value, end of period ................       $ 10.24         $ 10.45       $ 10.30
                                                 ==============================================
Total return* .................................           .45%           7.38%         5.45%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $ 2,413         $ 3,644       $   385
Ratios to average net assets:
 Expenses .....................................           .68%**          .69%          .70%**
 Net investment income ........................          5.14%**         5.28%         5.35%**
Portfolio turnover rate .......................         21.66%          37.70%        40.56%

*Total return is not annualized for periods less than one year.

**Annualized

***For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)

                                                                                                      PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                           AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE BACKED SECURITIES 9.8%
(d)FNMA, 6.50%, 5/01/14 (COST $20,414,625) ...................................................     $  20,200,000    $  20,376,750
                                                                                                                    -------------
 U.S. GOVERNMENT SECURITIES 94.3%
 U.S. Treasury Note, 6.375%, 5/15/99 .........................................................        20,000,000       20,012,500
 U.S. Treasury Note, 6.00%, 8/15/99 ..........................................................         5,000,000        5,019,800
 U.S. Treasury Note, 5.875%, 6/30/00 .........................................................        36,000,000       36,371,268
 U.S. Treasury Note, 5.625%, 2/28/01 .........................................................        25,000,000       25,250,000
 U.S. Treasury Note, 7.50%, 11/15/01 .........................................................        25,000,000       26,390,625
 U.S. Treasury Note, 5.875%, 11/30/01 ........................................................        20,000,000       20,356,260
 U.S. Treasury Note, 5.875%, 9/30/02 .........................................................        34,000,000       34,669,392
 U.S. Treasury Note, 5.50%, 1/31/03 ..........................................................        28,000,000       28,236,264
                                                                                                                    -------------
 TOTAL U.S. GOVERNMENT SECURITIES (COST $195,275,362) ........................................                        196,306,109
                                                                                                                    -------------
 TOTAL LONG TERM INVESTMENTS (COST $215,689,987) .............................................                        216,682,859
                                                                                                                    -------------

(b)REPURCHASE AGREEMENT 2.4%
 Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $4,990,764) (COST $4,988,743)....         4,988,743        4,988,743
  Barclays Capital Inc. (Maturity Value $515,396)
  Bear, Stearns & Co. (Maturity Value $281,131)
  Chase Securities Inc. (Maturity Value $515,396)
  CIBC Oppenheimer Corp. (Maturity Value $515,396)
  Deutsche Bank Securities Inc. (Maturity Value $71,069)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $515,396)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $515,396)
  Lehman Brothers Inc. (Maturity Value $515,396)
  Paine Webber Inc. (Maturity Value $515,396)
  Paribas Corp. (Maturity Value $515,396)
  UBS Securities LLC (Maturity Value $515,396)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    -------------
 TOTAL INVESTMENTS (COST $220,678,730) 106.5% ................................................                        221,671,602
                                                                                                                    -------------
 OTHER ASSETS, LESS LIABILITIES (6.5%) .......................................................                        (13,466,982)
                                                                                                                    -------------
 NET ASSETS 100.0% ...........................................................................                      $ 208,204,620
                                                                                                                    =============

PORTFOLIO ABBREVIATION
FNMA  -Federal National Mortgage Association


(b)See Note 1(c) regarding joint repurchase agreement.

(d)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

                                                  FRANKLIN
                                                 ADJUSTABLE                            FRANKLIN
                                               U.S. GOVERNMENT       FRANKLIN         CONVERTIBLE
                                               SECURITIES FUND       BOND FUND       SECURITIES FUND
                                               -----------------------------------------------------
Assets:
 Investments in securities:
Cost ........................................   $ 296,616,096      $ 40,163,445      $ 161,744,810
                                               =====================================================
Value .......................................     275,784,107        39,911,510        162,935,664
 Repurchase agreements, at value and cost ...              --         9,767,116         11,164,483
 Receivables:
  Investment securities sold ................              --         2,448,852          8,534,623
  Capital shares sold .......................       2,840,573            87,395             98,364
  Dividends and interest ....................              --           379,067          1,362,402
 Offering costs .............................              --            19,804                 --
                                               -----------------------------------------------------
Total assets ................................     278,624,680        52,613,744        184,095,536

Liabilities:
 Payables:
  Investment securities purchased ...........       2,592,105        10,504,006          8,268,277
  Capital shares redeemed ...................         379,432         6,610,000          1,240,782
  Affiliates ................................         223,645             4,437            311,290
  Shareholders ..............................         659,397               149            477,069
  Variation margin (Note 1) .................              --            37,063                 --
 Distributions to shareholders ..............              --            28,974                 --
 Other liabilities ..........................          20,823            69,251             23,532
                                               -----------------------------------------------------
    Total liabilities .......................       3,875,402        17,253,880         10,320,950
                                               -----------------------------------------------------
    Net assets, at value ....................   $ 274,749,278      $ 35,359,864      $ 173,774,586
                                               =====================================================
Net assets consist of:
 Undistributed net investment income ........   $     690,168      $     10,525      $     221,674
 Net unrealized appreciation (depreciation)..     (20,831,989)         (273,309)         1,190,854
 Accumulated net realized loss ..............     (87,158,078)         (539,010)       (16,159,903)
 Capital shares .............................     382,049,177        36,161,658        188,521,961
                                               -----------------------------------------------------
    Net assets, at value ....................   $ 274,749,278      $ 35,359,864      $ 173,774,586
                                               =====================================================

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999 (UNAUDITED)

                                                                            FRANKLIN
                                                                            ADJUSTABLE                          FRANKLIN
                                                                          U.S. GOVERNMENT      FRANKLIN        CONVERTIBLE
                                                                          SECURITIES FUND      BOND FUND     SECURITIES FUND
                                                                          --------------------------------------------------
CLASS A:
 Net assets, at value ................................................     $ 274,749,278     $  6,714,555     $ 140,424,246
                                                                          ==================================================
 Shares outstanding ..................................................        29,405,390          672,176        11,463,244
                                                                          ==================================================
 Net asset value per share* ..........................................     $        9.34     $       9.99     $       12.25
                                                                          ==================================================
 Maximum offering price per share (net asset value per share / 97.75%,
   95.75%, 94.25%, respectively) .....................................     $        9.55     $      10.43     $       13.00
                                                                          ==================================================
CLASS C:
 Net assets, at value ................................................                --               --     $  33,350,340
                                                                          ==================================================
 Shares outstanding ..................................................                --               --         2,733,039
                                                                          ==================================================
 Net asset value per share* ..........................................                --               --     $       12.20
                                                                          ==================================================
 Maximum offering price per share (net asset value per share / 99.00%)                --               --     $       12.32
                                                                          ==================================================
ADVISOR CLASS:
 Net assets, at value ................................................                --     $ 28,645,309                --
                                                                          ==================================================
 Shares outstanding ..................................................                --        2,864,994                --
                                                                          ==================================================
 Net asset value per share and maximum offering price per share ......                --     $      10.00                --
                                                                          ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999 (UNAUDITED)

                                                                                             FRANKLIN           FRANKLIN
                                                                           FRANKLIN           GLOBAL        SHORT-INTERMEDIATE
                                                                            EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                                                          INCOME FUND       INCOME FUND      SECURITIES FUND
                                                                          ----------------------------------------------------
Assets:
 Investments in securities:
    Cost ............................................................     $430,471,697     $ 108,646,880      $ 215,689,987
                                                                          ====================================================
    Value ...........................................................      514,314,647        99,987,353        216,682,859
 Repurchase agreements, at value and cost ...........................       16,468,594                --          4,988,743
 Cash ...............................................................               --           198,496                 --
 Receivables:
Investment securities sold ..........................................        3,323,015         1,987,583                 --
Capital shares sold .................................................          981,572           934,802          5,627,126
Dividends and interest ..............................................        1,217,578         2,332,180          3,571,218
Net unrealized gain on forward exchange contracts (Note 6) ..........               --            10,762                 --
                                                                          ----------------------------------------------------
      Total assets ..................................................      536,305,406       105,451,176        230,869,946
                                                                          ----------------------------------------------------
Liabilities:
 Payables:
    Investment securities purchased .................................        3,956,536                --         20,483,922
    Capital shares redeemed .........................................        1,460,443         1,065,191          1,360,147
    Affiliates ......................................................          745,504           120,876            159,452
    Shareholders ....................................................        1,039,256           200,706            386,212
 Distributions to shareholders ......................................               --               964            261,865
 Other liabilities ..................................................           46,008            49,499             13,728
                                                                          ----------------------------------------------------
      Total liabilities .............................................        7,247,747         1,437,236         22,665,326
                                                                          ----------------------------------------------------
 Net assets, at value ...............................................     $529,057,659     $ 104,013,940      $ 208,204,620
                                                                          ====================================================
Net assets consist of:
 Undistributed net investment income ................................     $    143,279     $          --      $     252,865
 Accumulated distributions in excess of net investment income .......               --          (776,231)                --
 Net unrealized appreciation (depreciation) .........................       83,842,950        (8,662,157)           992,872
 Accumulated net realized gain (loss) ...............................       18,497,863            57,614         (5,362,447)
 Capital shares .....................................................      426,573,567       113,394,714        212,321,330
                                                                          ----------------------------------------------------
       Net assets, at value .........................................     $529,057,659     $ 104,013,940      $ 208,204,620
                                                                          ====================================================

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999 (UNAUDITED)

                                                                                             FRANKLIN         FRANKLIN
                                                                            FRANKLIN          GLOBAL      SHORT-INTERMEDIATE
                                                                             EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                                           INCOME FUND      INCOME FUND    SECURITIES FUND.
                                                                           --------------------------------------------------
CLASS A:
 Net assets, at value ................................................     $439,819,142     $97,713,628     $205,791,775
                                                                           --------------------------------------------------
 Shares outstanding ..................................................       21,782,428      11,969,145       20,077,807
                                                                           --------------------------------------------------
 Net asset value per share* ..........................................     $      20.19     $      8.16     $      10.25
                                                                           --------------------------------------------------
 Maximum offering price per share (net asset value per share / 94.25%,
 95.75%, 97.75%, respectively) .......................................     $      21.42     $      8.52     $      10.49
                                                                           --------------------------------------------------
CLASS B:
 Net assets, at value ................................................     $    964,032              --               --
                                                                           --------------------------------------------------
 Shares outstanding ..................................................           47,784              --               --
                                                                           --------------------------------------------------
 Net asset value and maximum offering price per share* ...............     $      20.17              --               --
                                                                           --------------------------------------------------
CLASS C:
 Net assets, at value ................................................     $ 88,274,485     $ 5,538,711               --
                                                                           --------------------------------------------------
 Shares outstanding ..................................................        4,384,324         677,953               --
                                                                           --------------------------------------------------
 Net asset value per share* ..........................................     $      20.13     $      8.17               --
                                                                           --------------------------------------------------
 Maximum offering price per share (net asset value per share / 99.00%)     $      20.33     $      8.25               --
                                                                           --------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ................................................               --     $   761,601     $  2,412,845
                                                                           --------------------------------------------------
 Shares outstanding ..................................................               --          93,232          235,617
                                                                           --------------------------------------------------
 Net asset value and maximum offering price per share ................               --     $      8.17     $      10.24
                                                                           --------------------------------------------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.


                               See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                      FRANKLIN
                                                                     ADJUSTABLE                         FRANKLIN
                                                                   U.S. GOVERNMENT    FRANKLIN         CONVERTIBLE
                                                                   SECURITIES FUND    BOND FUND      SECURITIES FUND
                                                                   -------------------------------------------------
Investment income:
 Dividends ....................................................     $ 7,577,842      $        --      $  3,258,845
 Interest .....................................................              --        1,247,864         2,751,716
                                                                   -------------------------------------------------
      Total investment income .................................       7,577,842        1,247,864         6,010,561
                                                                   -------------------------------------------------
Expenses:
 Management fees (Note 3) .....................................              --           84,063           552,121
 Administrative fees (Note 3) .................................         141,550           39,559                --
 Distribution fees (Note 3)
    Class A ...................................................         351,216            6,829           199,531
    Class C ...................................................              --               --           193,162
 Transfer agent fees (Note 3) .................................         164,230            1,730           162,046
 Custodian fees ...............................................              --              247             2,158
 Reports to shareholders ......................................          41,757              250            38,506
 Registration and filing fees .................................           6,754            2,650            16,730
 Professional fees ............................................           8,112            4,516             6,008
 Trustees' fees and expenses ..................................           9,386               --             7,037
 Amortization of offering costs (Note 1) ......................              --           39,600                --
 Other ........................................................           2,949              865             6,163
                                                                   -------------------------------------------------
      Total expenses ..........................................         725,954          180,309         1,183,462
      Expenses waived/paid by affiliate (Note 3) ..............              --         (121,378)               --
                                                                   -------------------------------------------------
         Net expenses .........................................         725,954           58,931         1,183,462
                                                                   -------------------------------------------------
         Net investment income ................................       6,851,888        1,188,933         4,827,099
                                                                   -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
    Investments ...............................................      (1,679,467)        (142,555)       (7,507,331)
    Financial futures contracts ...............................              --         (390,092)               --
                                                                   -------------------------------------------------
         Net realized loss ....................................      (1,679,467)        (532,647)       (7,507,331)
 Net unrealized appreciation (depreciation) from investments ..         995,539         (579,226)       16,595,248
                                                                   -------------------------------------------------
Net realized and unrealized gain (loss) .......................        (683,928)      (1,111,873)        9,087,917
                                                                   -------------------------------------------------
Net increase in net assets resulting from operations ..........     $ 6,167,960      $    77,060      $ 13,915,016
                                                                   =================================================

                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                                               FRANKLIN         FRANKLIN
                                                                             FRANKLIN           GLOBAL     SHORT-INTERMEDIATE
                                                                              EQUITY          GOVERNMENT     U.S. GOVERNMENT
                                                                            INCOME FUND       INCOME FUND    SECURITIES FUND
                                                                            -------------------------------------------------
Investment income:
 Dividends ............................................................     $  9,698,288      $        --      $        --
 Interest .............................................................          838,039        4,686,246        6,296,951
                                                                            -------------------------------------------------
       Total investment income ........................................       10,536,327        4,686,246        6,296,951
                                                                            -------------------------------------------------
Expenses:
 Management fees (Note 3) .............................................        1,292,714          336,245          599,331
 Distribution fees (Note 3)
  Class A .............................................................          525,238           61,325           95,997
  Class B .............................................................            1,499               --               --
  Class C .............................................................          422,163           18,318               --
 Transfer agent fees (Note 3) .........................................          343,118          114,200           81,803
 Custodian fees .......................................................            6,775           25,300            1,129
 Reports to shareholders ..............................................           76,171           12,400           20,902
 Registration and filing fees .........................................           41,840           42,400           30,278
 Professional fees ....................................................           11,865            2,300            5,191
 Trustees' fees and expenses ..........................................           14,778            2,500            6,228
 Other ................................................................            4,717              675            2,832
                                                                            -------------------------------------------------
       Total expenses .................................................        2,740,878          615,663          843,691
                                                                            -------------------------------------------------
         Net investment income ........................................        7,795,449        4,070,583        5,453,260
                                                                            -------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments ........................................................       18,591,546        1,937,153          291,626
   Foreign currency transactions  .....................................          (80,814)          81,866               --
                                                                            -------------------------------------------------
     Net realized gain ................................................       18,510,732        2,019,019          291,626
  Net unrealized appreciation (depreciation) on:
   Investments ........................................................       16,373,437       (3,328,296)      (4,923,832)
   Translation of assets and liabilities denominated in
    foreign currencies ................................................               --          (28,754)              --
                                                                            -------------------------------------------------
     Net unrealized appreciation (depreciation) .......................       16,373,437       (3,357,050)      (4,923,832)
                                                                            -------------------------------------------------
Net realized and unrealized gain (loss) ...............................       34,884,169       (1,338,031)      (4,632,206)
                                                                            -------------------------------------------------
Net increase in net assets resulting from operations ..................     $ 42,679,618      $ 2,732,552      $   821,054
                                                                            =================================================

                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1998

                                                                     FRANKLIN ADJUSTABLE
                                                                       U.S. GOVERNMENT                       FRANKLIN
                                                                       SECURITIES FUND                       BOND FUND
                                                              ---------------------------------------------------------------------
                                                               SIX MONTHS            YEAR           SIX MONTHS           YEAR
                                                                  ENDED              ENDED             ENDED             ENDED
                                                              APRIL 30, 1999   OCTOBER 31, 1998   APRIL 30, 1999   OCTOBER 31, 1998
                                                              ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................   $   6,851,888     $  16,875,320     $  1,188,933      $    317,372
   Net realized gain (loss) from investments ..............      (1,679,467)       (2,511,193)        (532,647)          175,522
   Net unrealized appreciation (depreciation)
    on investments ........................................         995,539        (1,201,807)        (579,226)          305,917
                                                              ---------------------------------------------------------------------
       Net increase in net assets resulting
        from operations ...................................       6,167,960        13,162,320           77,060           798,811
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................      (6,848,995)      (17,143,101)        (176,757)          (17,709)
     Advisor Class ........................................              --                --       (1,174,534)         (140,700)
   Net realized gains:
     Class A ..............................................              --                --          (23,840)               --
     Advisor Class ........................................              --                --         (158,045)               --
                                                              ---------------------------------------------------------------------
 Total distributions to shareholders ......................      (6,848,995)      (17,143,101)      (1,533,176)         (158,409)
 Capital share transactions: (Note 2)
     Class A ..............................................     (22,867,278)      (32,712,089)       2,689,926         4,124,727
     Advisor Class ........................................              --                --       (1,694,532)       31,055,457
                                                              ---------------------------------------------------------------------
 Total capital share transactions .........................     (22,867,278)      (32,712,089)         995,394        35,180,184
       Net increase (decrease) in net assets ..............     (23,548,313)      (36,692,870)        (460,722)       35,820,586
Net assets:
 Beginning of period ......................................     298,297,591       334,990,461       35,820,586                --
                                                              ---------------------------------------------------------------------
 End of period ............................................   $ 274,749,278     $ 298,297,591     $ 35,359,864      $ 35,820,586
                                                              =====================================================================
Undistributed net investment income included in net assets:
 End of period ............................................   $     690,168     $     687,275     $     10,525      $    172,883
                                                              =====================================================================

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1998

                                                                     FRANKLIN CONVERTIBLE                    FRANKLIN EQUITY
                                                                       SECURITIES FUND                         INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                SIX MONTHS           YEAR            SIX MONTHS           YEAR
                                                                   ENDED             ENDED              ENDED             ENDED
                                                              APRIL 30, 1999   OCTOBER 31, 1998    APRIL 30, 1999   OCTOBER 31, 1998
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................   $   4,827,099     $  11,332,883      $   7,795,449     $  14,888,936
   Net realized gain (loss) from investments and foreign
    currency transactions .................................      (7,507,331)       (8,538,539)        18,510,732        27,859,622
   Net unrealized appreciation (depreciation) on
    investments and translation of assets and liabilities
    denominated in foreign currencies .....................      16,595,248       (28,430,686)        16,373,437         1,596,184
                                                              ----------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations ...................................      13,915,016       (25,636,342)        42,679,618        44,344,742
 Distributions to shareholders from:
   Net investment income:
    Class A ...............................................      (4,543,565)       (9,877,888)        (7,125,624)      (13,224,776)
    Class B ...............................................              --                --             (4,039)               --
    Class C ...............................................        (978,348)       (1,820,566)        (1,103,758)       (1,678,440)
   Net realized gains:
    Class A ...............................................              --       (15,493,732)       (23,373,175)      (15,051,100)
    Class C ...............................................              --        (2,734,235)        (4,503,651)       (1,938,931)
                                                              ----------------------------------------------------------------------
 Total distributions to shareholders ......................      (5,521,913)      (29,926,421)       (36,110,247)      (31,893,247)
 Capital share transactions: (Note 2)
    Class A ...............................................     (36,891,086)        3,266,565          6,239,892        64,638,393
    Class B ...............................................              --                --            910,328                --
    Class C ...............................................      (9,829,209)       16,484,480          6,031,943        34,384,586
                                                              ----------------------------------------------------------------------
 Total capital share transactions .........................     (46,720,295)       19,751,045         13,182,163        99,022,979
       Net increase (decrease) in net assets ..............     (38,327,192)      (35,811,718)        19,751,534       111,474,474
Net assets:
 Beginning of period ......................................     212,101,778       247,913,496        509,306,125       397,831,651
                                                              ----------------------------------------------------------------------
 End of period ............................................   $ 173,774,586     $ 212,101,778      $ 529,057,659     $ 509,306,125
                                                              ====================================================================
Undistributed net investment income included in net assets:
 End of period ............................................   $     221,674     $     916,488      $     143,279     $     581,251
                                                              ====================================================================

                       See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1998

                                                               FRANKLIN GLOBAL GOVERNMENT           FRANKLIN SHORT-INTERMEDIATE
                                                                       INCOME FUND                U.S. GOVERNMENT SECURITIES FUND
                                                           -------------------------------------------------------------------------
                                                              SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                                 ENDED             ENDED             ENDED               ENDED
                                                            APRIL 30, 1999   OCTOBER 31, 1998    APRIL 30, 1999     OCTOBER 31, 1998
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income ................................     $   4,070,583      $   8,918,456      $   5,453,260      $  10,382,045
Net realized gain from investments and foreign
 currency transactions ...............................         2,019,019            225,201            291,626            546,710
Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies ...................        (3,357,050)        (2,655,059)        (4,923,832)         3,385,195
                                                           -------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations ....................................         2,732,552          6,488,598            821,054         14,313,950
Distributions to shareholders from:
  Net investment income:
   Class A ...........................................        (3,830,684)        (7,742,300)        (5,146,567)       (10,749,725)
   Class C ...........................................          (193,084)          (339,885)                --                 --
   Advisor Class .....................................           (30,543)           (51,592)           (65,199)          (118,627)
  In excess of net investment income:
   Class A ...........................................                --           (578,601)                --                 --
   Class C ...........................................                --            (25,400)                --                 --
   Advisor Class .....................................                --             (3,856)                --                 --
                                                           -------------------------------------------------------------------------
 Total distributions to shareholders .................        (4,054,311)        (8,741,634)        (5,211,766)       (10,868,352)
 Capital share transactions: (Note 2)
   Class A ...........................................       (11,911,199)        (5,329,387)       (13,997,979)        28,693,996
   Class C ...........................................          (110,603)         1,335,288                 --                 --
   Advisor Class .....................................           (58,191)            99,883         (1,182,947)         3,201,489
                                                           -------------------------------------------------------------------------
 Total capital share transactions ....................       (12,079,993)        (3,894,216)       (15,180,926)        31,895,485
  Net increase (decrease) in net assets ................       (13,401,752)        (6,147,252)       (19,571,638)        35,341,083
Net assets:
 Beginning of period .................................       117,415,692        123,562,944        227,776,258        192,435,175
                                                           -------------------------------------------------------------------------
 End of period .......................................     $ 104,013,940      $ 117,415,692      $ 208,204,620      $ 227,776,258
                                                           =========================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of period ........................................     $    (776,231)     $    (792,503)     $     252,865      $      11,371
                                                           =========================================================================

                       See notes to financial statements.


FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series (the Funds). All Funds included in this report are diversified except Franklin Global Government Income Fund. The investment objective of the Funds included in this report are:

GLOBAL INCOME                           GROWTH AND INCOME                     INCOME
------------------------------------------------------------------------------------------------------------------------------------
Franklin Global Government Income Fund  Franklin Convertible Securities Fund  Franklin Adjustable U.S. Government Securities Fund
                                        Franklin Equity Income Fund           Franklin Bond Fund
                                                                              Franklin Short-Intermediate U.S. Government Securities
                                                                                 Fund

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statements of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

On April 9, 1999, shareholders of the Franklin Adjustable Rate Securities Fund approved its merger into the Franklin Adjustable U.S. Government Securities Fund. The merger was effective May 6, 1999.

On May 18, 1999 the Board of Trustees for the Franklin Investors Securities Trust approved a proposal to merge the Franklin Global Government Fund into the Templeton Global Bond Fund, subject to shareholder approval.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds portfolio shares that are valued at its proportionate interest in the net asset value of the U.S. Government Adjustable Rate Mortgage Portfolio. At April 30, 1999, the Franklin Adjustable U.S. Government Securities Fund owned 100% of the U.S. Government Adjustable Rate Mortgage Portfolio.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

b. FOREIGN CURRENCY TRANSLATION: (CONT.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Funds, except the Franklin Adjustable U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1999, all outstanding repurchase agreements had been entered into on that date.

d. FUTURES CONTRACT:

The Franklin Bond Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. FORWARD EXCHANGE CONTRACT:

The Franklin Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Equity Income Fund began offering a new class of shares, Class B. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FUND                                                              CLASS
--------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund               A
Franklin Bond Fund                                                A & Advisor
Franklin Convertible Securities Fund                              A & C
Franklin Equity Income Fund                                       A, B & C
Franklin Global Government Income Fund                            A, C & Advisor
Franklin Short-Intermediate U.S. Government Securities Fund       A & Advisor



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                         FRANKLIN ADJUSTABLE                                                    FRANKLIN
                                           U.S. GOVERNMENT                     FRANKLIN                        CONVERTIBLE
                                           SECURITIES FUND                     BOND FUND                     SECURITIES FUND
                                    -----------------------------------------------------------------------------------------------
                                        SHARES         AMOUNT             SHARES       AMOUNT            SHARES           AMOUNT
                                    -----------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 1999
 Shares sold ..................       5,056,267    $  47,206,698         341,680    $ 3,479,468           683,145     $  8,266,213
 Shares issued in reinvestment
 of distributions .............         449,493        4,181,125           7,842         79,534           282,084        3,375,533
 Shares redeemed ..............      (7,955,146)         (85,630)       (869,076)    (4,021,781)
                                    -----------------------------------------------------------------------------------------------
 Net increase (decrease) ......      (2,449,386)   $ (22,867,278)        263,892    $ 2,689,926        (3,056,552)    $(36,891,086)
                                    ===============================================================================================
Year ended October 31, 1998*
 Shares sold ..................      17,728,448    $ 167,216,987         428,859    $ 4,337,530         4,772,514     $ 64,822,630
 Shares issued in reinvestment
 of distributions .............       1,090,772       10,268,136             545          5,651         1,402,784       18,865,612

 Shares redeemed ..............     (22,292,627)    (210,197,212)        (21,120)      (218,454)       (6,083,262)
                                    -----------------------------------------------------------------------------------------------
 Net increase (decrease) ......      (3,473,407)   $ (32,712,089)        408,284    $ 4,124,727            92,036     $  3,266,565
                                    ===============================================================================================
CLASS C SHARES:
Six months ended April 30, 1999
 Shares sold ......................................................................................       206,711     $  2,488,112
 Shares issued in reinvestment
 of distributions .................................................................................        62,502          744,856
 Shares redeemed ..................................................................................    (1,085,914)     (13,062,177)
                                                                                                     ------------------------------
 Net decrease .....................................................................................      (816,701)    $ (9,829,209)
                                                                                                     ==============================
Year ended October 31, 1998
 Shares sold ......................................................................................     1,925,827     $ 26,217,204
 Shares issued in reinvestment
 of distributions .................................................................................       267,020        3,567,903
 Shares redeemed ..................................................................................    (1,045,779)     (13,300,627)
                                                                                                     ------------------------------
 Net increase .....................................................................................     1,147,068     $ 16,484,480
                                                                                                     ==============================
ADVISOR CLASS:
Six months ended April 30, 1999
 Shares sold ......................................................      730,129    $ 7,454,216
 Shares issued in reinvestment
 of distributions .................................................      121,249      1,233,711
 Shares redeemed ..................................................   (1,029,526)   (10,382,459)
                                                                     --------------------------
 Net decrease .....................................................     (178,148)   $(1,694,532)
                                                                     ==========================

Year ended October 31, 1998*

 Shares sold ......................................................    3,061,438    $31,245,247
 Shares issued in reinvestment
 of distributions .................................................       12,432        128,923
 Shares redeemed ..................................................      (30,728)      (318,713)
                                                                     --------------------------
 Net increase .....................................................    3,043,142    $31,055,457
                                                                     ===========================

*For the period August 3, 1998 (effective date) to October 31, 1998 for the Franklin Bond Fund.


FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                                FRANKLIN
                                              FRANKLIN                         FRANKLIN                    SHORT-INTERMEDIATE
                                               EQUITY                      GLOBAL GOVERNMENT                 U.S. GOVERNMENT
                                             INCOME FUND                      INCOME FUND                    SECURITIES FUND
                                      ----------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT           SHARES         AMOUNT            SHARES         AMOUNT
                                      ----------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 1999
 Shares sold ....................      3,619,429    $  70,208,645       1,774,353    $ 14,480,028       14,002,387   $ 144,610,473
 Shares issued in reinvestment
 of distributions ...............      1,402,201       26,791,260         270,414       2,199,630          328,638       3,391,551
 Shares redeemed ................     (4,724,244)     (90,760,013)     (3,512,116)    (28,590,857)     (15,683,356)   (162,000,003)
                                      ----------------------------------------------------------------------------------------------
 Net increase (decrease) ........        297,386    $   6,239,892      (1,467,349)   $(11,911,199)      (1,352,331)  $ (13,997,979)
                                      ==============================================================================================
Year ended October 31, 1998
 Shares sold ....................      9,015,338    $ 180,490,789       2,683,291    $ 22,280,584       21,448,883   $ 221,708,093
 Shares issued in reinvestment
 of distributions ...............      1,236,040       24,317,467         556,177       4,608,867          627,776       6,477,086

 Shares redeemed ................     (7,026,650)    (140,169,863)     (3,877,271)    (32,218,838)     (19,311,848)   (199,491,183)
                                      ----------------------------------------------------------------------------------------------
 Net increase (decrease) ........      3,224,728    $  64,638,393        (637,803)   $ (5,329,387)       2,764,811   $  28,693,996
                                      ==============================================================================================
CLASS B SHARES:
Six months ended April 30, 1999**
 Shares sold ....................         47,625    $     907,298
 Shares issued in reinvestment
 of distributions ...............            182            3,479
 Shares redeemed ................            (23)            (449)
                                      -------------------------------
 Net increase ...................         47,784    $     910,328
                                      ===============================
CLASS C SHARES:
Six months ended April 30, 1999
 Shares sold ....................        876,470    $  17,002,427          88,524      $    721,917
 Shares issued in reinvestment
 of distributions ...............        270,748        5,160,133          15,417           125,502
 Shares redeemed ................       (841,222)     (16,130,617)       (117,509)         (958,022)
                                      ---------------------------------------------------------------
 Net increase (decrease) ........        305,996    $   6,031,943         (13,568)     $   (110,603)
                                      ===============================================================
Year ended October 31, 1998
 Shares sold ....................      2,664,562    $  53,316,585         405,491      $  3,372,424
 Shares issued in reinvestment
 of distributions ...............        166,092        3,261,574          27,768           229,929

 Shares redeemed ................     (1,103,002)        (273,562)     (2,267,065)
                                      ---------------------------------------------------------------
 Net increase ...................       1,727,652    $  34,384,586         159,697      $  1,335,288
                                      ===============================================================

**For the period January 1, 1999 (effective date) to April 30, 1999.



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN
                                          FRANKLIN                SHORT-INTERMEDIATE
                                      GLOBAL GOVERNMENT            U.S. GOVERNMENT
                                         INCOME FUND               SECURITIES FUND
                                   ------------------------------------------------------
                                    SHARES        AMOUNT        SHARES          AMOUNT
                                   ------------------------------------------------------
ADVISOR CLASS:
Six months ended April 30, 1999
 Shares sold .................      13,312      $ 108,882       106,824      $ 1,096,178
 Shares issued in reinvestment
 of distributions ............       3,624         29,493         3,174           32,694
 Shares redeemed .............     (24,181)      (196,566)     (222,936)      (2,311,819)
                                   ------------------------------------------------------
 Net decrease ................      (7,245)     $ (58,191)     (112,938)     $(1,182,947)
                                   ------------------------------------------------------
Year ended October 31, 1998
 Shares sold .................      30,190      $ 249,021       312,657      $ 3,216,468
 Shares issued in reinvestment
 of distributions ............       6,299         52,063        10,199          105,389
 Shares redeemed .............     (24,127)      (201,201)      (11,650)        (120,368)
                                   ------------------------------------------------------
 Net increase ................      12,362      $  99,883       311,206      $ 3,201,489
                                   ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                          AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                               Investment manager
Franklin Templeton Services Inc. (FT Services)                  Administrative manager
Franklin/Templeton Investor Services Inc. (Investor Services)   Transfer agent
Franklin/Templeton Distributors Inc. (Distributors)             Principal underwriter
Templeton Investment Counsel Inc. (TICI)                        Investment manager
The U.S. Government Adjustable Rate Mortgage Portfolio          The fund in which the Franklin Adjustable U.S. Government Securities
                                                                   Fund invests

The Franklin Convertible Securities Fund, the Franklin Equity Income Fund, the Franklin Global Government Income Fund and the Franklin Short-Intermediate U.S. Government Securities Fund pay an investment management fee to Advisers based on the average net assets of the Funds, as follows:

ANNUALIZED
 FEE RATE                    MONTH END NET ASSETS
--------------------------------------------------------------------------------
   .625%                     First $100 million
   .500%                     Over $100 million, up to and including $250 million
   .450%                     Over $250 million



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Bond Fund pays an investment management fee to Advisers of .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides subadvisory services to the Franklin Global Government Income Fund and receives from Advisers fees based on the daily net assets of the Fund.

The Franklin Bond Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the average net assets of the Fund, as follows:

ANNUALIZED
 FEE RATE                       DAILY NET ASSETS
--------------------------------------------------------------------------------
   .10%                         First $5 billion
   .09%                         Over $5 billion, up to and including $10 billion
   .08%                         Over $10 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Convertible Securities Fund, the Franklin Equity Income Fund, the Franklin Global Government Income Fund and the Franklin Short -Intermediate U.S Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Bond Fund as noted in the Statement of Operations.

The Funds reimburse Distributors based on their daily average net assets for costs incurred in marketing the Funds' shares as follows:

FUND                                                             CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund               .25%           --          --
Franklin Bond Fund                                                .25%           --          --
Franklin Convertible Securities Fund                              .25%           --       1.00%
Franklin Equity Income Fund                                       .25%        1.00%       1.00%
Franklin Global Government Income Fund                            .15%           --        .65%
Franklin Short-Intermediate U.S. Government Securities Fund       .10%           --          --



FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          FRANKLIN                                                  FRANKLIN         FRANKLIN
                                         ADJUSTABLE                      FRANKLIN      FRANKLIN      GLOBAL     SHORT-INTERMEDIATE
                                       U.S. GOVERNMENT   FRANKLIN      CONVERTIBLE      EQUITY     GOVERNMENT    U.S. GOVERNMENT
                                       SECURITIES FUND   BOND FUND   SECURITIES FUND  INCOME FUND  INCOME FUND   SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
Net commissions received (paid) .....     $(104,295)      $2,946        $ (9,028)      $(165,135)    $60,248        $(389,216)
Contingent deferred sales charges ...     $   9,913       $   --        $ 26,261       $  47,386     $ 1,345        $  12,697

At April 30, 1999, the following Franklin Templeton Funds were shareholders of the Franklin Bond Fund:

                                                                            PERCENTAGE OF
NAME                                               SHARES OWNED           OUTSTANDING SHARES
--------------------------------------------------------------------------------------------
Franklin Templeton Conservative Target Fund            619,300                   17.5%
Franklin Templeton Moderate Target Fund              1,306,207                   36.9%
Franklin Templeton Growth Target Fund                1,329,041                   37.6%

4. INCOME TAXES

At October 31, 1998, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                               FRANKLIN                         FRANKLIN          FRANKLIN
                                              ADJUSTABLE         FRANKLIN        GLOBAL      SHORT-INTERMEDIATE
                                            U.S. GOVERNMENT     CONVERTIBLE    GOVERNMENT     U.S. GOVERNMENT
                                            SECURITIES FUND   SECURITIES FUND  INCOME FUND    SECURITIES FUND
                                            -------------------------------------------------------------------
Capital loss carryovers expiring in:
  2000                                        $ 1,925,614       $       --     $       --       $        --
  2001                                          7,701,615               --             --                --
  2002                                         41,867,757               --             --         1,788,818
  2003                                         18,176,270               --      1,959,011         3,564,637
  2004                                          8,741,194               --             --           300,618
  2005                                          4,484,844               --             --                --
  2006                                          2,564,334        8,652,572             --                --
                                            -------------------------------------------------------------------
                                              $85,461,628       $8,652,572     $1,959,011       $ 5,654,073
                                            -------------------------------------------------------------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gain (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (CONT.)

At April 30, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN                                                        FRANKLIN           FRANKLIN
                                  ADJUSTABLE                          FRANKLIN       FRANKLIN       GLOBAL       SHORT-INTERMEDIATE
                                U.S. GOVERNMENT     FRANKLIN        CONVERTIBLE       EQUITY      GOVERNMENT      U.S. GOVERNMENT
                                SECURITIES FUND     BOND FUND     SECURITIES FUND   INCOME FUND   INCOME FUND     SECURITIES FUND
                                ---------------------------------------------------------------------------------------------------
Investments at cost ..........   $296,633,079      $49,930,561      $172,909,293   $446,951,771   $108,646,880      $220,678,730
                                ===================================================================================================
Unrealized appreciation ......             --           83,921        12,333,856     95,394,021        946,753         1,698,380
Unrealized depreciation ......    (20,848,972)        (335,856)      (11,143,002)   (11,562,551)    (9,606,280)         (705,508)
                                ---------------------------------------------------------------------------------------------------
Net unrealized
 appreciation (depreciation) ..  $(20,848,972)     $  (251,935)     $  1,190,854   $ 83,831,470   $ (8,659,527)     $    992,872
                                ===================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1999 were as follows:

                                  FRANKLIN                                         FRANKLIN      FRANKLIN
                                  ADJUSTABLE                        FRANKLIN       FRANKLIN       GLOBAL      SHORT-INTERMEDIATE
                               U.S. GOVERNMENT    FRANKLIN        CONVERTIBLE       EQUITY      GOVERNMENT     U.S. GOVERNMENT
                               SECURITIES FUND    BOND FUND     SECURITIES FUND   INCOME FUND   INCOME FUND    SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------
Purchases .................      $31,017,464     $43,564,435      $117,253,544    $131,174,075   $43,961,512     $46,192,750
Sales .....................      $54,004,674     $36,885,990      $145,988,466    $132,591,314   $51,936,038     $48,353,008


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Franklin Global Government Income Fund and the Franklin Bond Fund have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts and futures contracts in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and in interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. Some of the market risks associated with forward exchange contracts are minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values, interest rates and contract positions that are not exact offsets. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of April 30, 1999, all forward exchange contracts in the Franklin Global Government Income Fund were offset.

A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.



FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

As of April 30, 1999, the Franklin Bond Fund had the following futures contracts outstanding:


                                                                 NUMBER OF      DELIVERY          UNREALIZED
CONTRACTS TO BUY                                                 CONTRACTS        DATES           GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
U.S. Long Bond (CBT) Jun99 ..................................        23      6/1/99 - 6/30/99      ($21,374)


7. CREDIT RISK

The Franklin Convertible Securities Fund has 53.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund has investments in excess of 10% of its total net assets in the Electronic Technology Industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

The Franklin Global Government Income Fund has investments in excess of 10% of its total assets in the nation of Germany. Such concentration may subject the Fund more significantly to economic changes occurring within that nation.


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                 SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30,1999   --------------------------------------------------------------
                                                    (UNAUDITED)       1998       1997         1996           1995          1994
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   9.37       $   9.48   $   9.37      $   9.33      $   9.19      $   9.82
                                                 --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .249           .553       .593          .589          .572          .415
 Net realized and unrealized gain (loss) ......        (.020)         (.110)      .110          .040          .140         (.630)
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............         .229           .443       .703          .629          .712         (.215)
Less distributions from net investment income .        (.249)         (.553)     (.593)        (.589)        (.572)        (.415)
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................     $   9.35       $   9.37   $   9.48      $   9.37      $   9.33      $   9.19
                                                 ================================================================================
Total return* .................................         2.48%          4.80%      7.74%         6.95%         7.99%        (2.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $275,883       $302,434   $342,541      $406,431      $522,802      $747,471
Ratios to average net assets:
 Expenses .....................................          .44%**         .26%       .25%          .25%          .18%          .02%
 Expenses excluding waiver and payments
 by affiliate .................................          .44%**         .43%       .43%          .42%          .43%          .42%
 Net investment income ........................         5.34%**        5.88%      6.31%         6.31%         6.17%         4.01%
Portfolio turnover rate .......................         7.63%         38.92%     20.84%        24.63%        20.16%        56.43%

*Total return is not annualized for periods less than one year.

**Annualized


                   See notes to financial statements.


ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


                                                                                           PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 92.3%
FEDERAL HOME LOAN MORTGAGE CORP. (FHMLC) 16.0%
 FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.500%, 11/01/16...............  $ 3,243,509     $ 3,314,962
 FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.312%, 7/01/18 ...............    2,571,742       2,616,963
 FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.157%, 4/01/18 ...............    4,731,815       4,869,802
 FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.062%, 9/01/19 ...............    3,776,502       3,865,688
 FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.659%, 12/01/16 .............    1,891,066       1,938,350
 FHLMC, Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.285%, 5/01/25 ..............    3,566,429       3,676,963
 FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.504%, 10/01/18 .............    1,348,483       1,382,820
 FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.035%, 3/01/19 ..............    1,706,562       1,750,340
 FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.645%, 3/01/18 ..............    2,898,435       2,987,911
 FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 6.977%, 4/01/19 ................    6,158,993       6,317,993
 FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.369%, 7/01/20 ...............    3,798,087       3,897,442
 FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.451%, 11/01/19 .............    2,056,174       2,109,630
 FHLMC, Cap 13.948%, Margin 2.133% + CMT, Resets Annually, 7.332%, 11/01/19 .............    2,565,859       2,637,810
 FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.819%, 12/01/21 .......    1,117,359       1,135,037
 FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.117%, 2/01/19 ...............    1,555,532       1,615,816
                                                                                                           -----------
 TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (COST $44,410,796) ..............................                   44,117,527
                                                                                                           -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 65.6%
 FNMA, Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.137%, 2/01/25 ...............    3,552,806       3,629,564
 FNMA, Cap 12.097%, Margin 2.135% + CMT, Resets Annually, 7.34%, 11/01/23 ...............    8,780,602       8,976,829
 FNMA, Cap 12.233%, Margin 1.702% + COFI, Resets Monthly, 6.571%, 1/01/19 ...............    6,536,432       6,642,176
 FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.457%, 11/01/18...    1,436,941       1,482,693
 FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.877%, 11/01/17 ...............   12,198,543      12,514,242
 FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.051%, 3/01/19 .................    2,205,881       2,262,492
 FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.249%, 1/01/19 .....    6,673,004       6,822,297
 FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19 ................    2,693,362       2,725,225
 FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 5.905%, 9/01/18 ................    8,637,241       8,653,048
 FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.555%, 1/01/19 ................    1,722,891       1,768,031
 FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.157%, 11/01/20 ...............    2,455,307       2,532,232
 FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 6.706%, 5/01/19 ................    3,239,226       3,302,950
 FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.754%, 6/01/17 ....    1,941,041       2,040,537
 FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.245%, 10/01/17 .........    2,460,756       2,528,736
 FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.976%, 7/01/17 ....    4,256,379       4,393,391
 FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 5.905%, 2/01/19 ................    3,069,436       3,075,053
 FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.097%, 12/01/19 ..............    2,134,953       2,195,496
 FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.5840%, 11/01/17 ........    3,051,794       3,101,678
 FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 6.887%, 6/01/19 .................    3,028,078       3,114,163
 FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.905%, 2/01/20 .................    7,385,553       7,468,271
 FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 6.482%, 12/01/20 ....    3,774,281       3,861,409
 FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 6.735%, 4/01/19 ...............    4,272,184       4,436,149
 FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.163%, 6/01/19 ...............    3,095,423       3,184,337
 FNMA, Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 6.946%, 6/01/19 ...............    2,535,655       2,592,399
 FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.033%, 4/01/19 ...............    3,830,363       3,923,955
 FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 6.913%, 11/01/26...    1,638,465       1,710,704
 FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.998%, 6/01/19 ................    1,821,239       1,870,946
 FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.206%, 10/01/19 ...............    4,277,680       4,398,450
 FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.243%, 4/01/03 .................    3,710,650       3,735,994


ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
 ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.079%, 9/01/22 ...............  $  7,767,301     $  7,992,967
 FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 6.951%, 6/01/18 ...............     3,826,539        3,908,877
 FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.157%, 3/01/21 ...............     3,077,310        3,171,039
 FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.315%, 12/01/20 ..............     4,701,979        4,832,211
 FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 6.672%, 3/01/19 ................     1,543,030        1,587,659
 FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.80%, 7/01/24.......     4,073,321        4,206,797
 FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 6.673%, 2/01/19 ................     2,393,230        2,464,850
 FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 6.829%, 12/01/18 ...............     1,759,538        1,814,558
 FNMA, Cap 13.932%, Margin 1.992% + 3CMT, Resets Annually, 7.601%, 6/01/26 ..............     4,919,435        5,005,995
 FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.11%, 1/01/19 ................     3,695,447        3,803,500
 FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.235%, 5/01/21 ..........     5,449,621        5,590,793
 FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.116%, 3/01/20 ................     2,360,435        2,442,003
 FNMA, Cap 14.561%, Margin 2.199% + 3CMT, Resets Annually, 8.20%, 12/01/24 ..............     5,447,078        5,579,404
 FNMA, Cap 14.804%, Margin 2.186% + 3CMT, Resets Annually, 7.475%, 12/01/17 .............     2,198,507        2,228,636
 FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.929%, 1/01/16 ................     5,450,330        5,552,684
 FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.012%, 5/01/19 ...............     1,758,031        1,807,619
                                                                                                            ------------
 TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $182,125,202) ........................                    180,933,039
                                                                                                            ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 10.7%
 GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/24 .................     4,168,243        4,250,045
 GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 8/20/22 .................     5,944,680        6,083,944
 GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 9/20/22 .................     5,152,755        5,273,453
 GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.625%, 7/20/25 .................     1,877,069        1,957,540
 GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/23 .................     3,699,143        3,776,729
 GNMA, Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 6.125%, 10/20/24 ................     8,169,220        8,307,397
                                                                                                            ------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $29,587,282) ......................                     29,649,108
                                                                                                            ------------



ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                   AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT 5.9%
   Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $16,227,270) (Cost $16,220,698)...  $16,220,698     $ 16,220,698
    Barclays Capital Inc.
    Bear, Stearns & Co.
    Chase Securities Inc.
    CIBC Oppenheimer Corp.
    Deutsche Bank Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Lehman Brothers Inc.
    Paine Webber Inc.
    Paribas Corp.
    UBS Securities LLC
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   ------------
 TOTAL INVESTMENTS (COST $272,343,978) 98.2% ....................................................                   270,920,372
 OTHER ASSETS, LESS LIABILITIES 1.8% ............................................................                     4,962,344
                                                                                                                   ------------
 NET ASSETS 100.0% ..............................................................................                  $275,882,716
                                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT  -  3 Year Constant Maturity Treasury Index
5CMT  -  5 Year Constant Maturity Treasury Index
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  Eleventh District Cost of Funds Index
DR    -  Discount Rate
NCI   -  National Median Cost of Funds Index
TB    -  Treasury Bill Rate

(a)Investment is through participation in a joint account with other funds managed by the investment advisor.

   At April 30, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.


ADJUSTABLE RATE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

ADJUSTABLE RATE SECURITIES PORTFOLIO

                                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                    APRIL 30,1999    ---------------------------------------------------
                                                     (UNAUDITED)       1998      1997      1996       1995        1994
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  9.94      $  9.95   $  9.86    $  9.81    $  9.69     $ 10.03
                                                  ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .261         .595      .616       .607       .625        .469
 Net realized and unrealized gain (loss) ......           .021        (.011)     .090       .050       .120       (.340)
                                                  ----------------------------------------------------------------------
Total from investment operations ..............           .282         .584      .706       .657       .745        .129
                                                  ----------------------------------------------------------------------
Less distributions from:
Net investment income .........................          (.261)       (.594)    (.616)     (.607)     (.625)      (.469)
In excess of net investment income ............          (.001)          --        --         --         --          --
                                                  ----------------------------------------------------------------------
Total distributions ...........................          (.262)       (.594)    (.616)     (.607)     (.625)      (.469)
                                                  ----------------------------------------------------------------------
Net asset value, end of period ................        $  9.96      $  9.94   $  9.95    $  9.86    $  9.81     $  9.69
                                                  =====================================================================

Total Return* .................................           2.87%        6.03%     7.38%      6.91%      7.94%       1.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $20,509      $29,287   $22,540    $20,534    $27,079     $41,619
Ratios to average net assets:
 Expenses .....................................            .44%**       .26%      .25%       .25%       .25%        .25%
 Expenses excluding waiver and payments
   by affiliate ...............................            .44%**       .45%      .44%       .47%       .47%        .43%
 Net investment income ........................           5.28%**      5.95%     6.20%      6.19%      6.36%       4.55%
Portfolio turnover rate .......................          18.03%       76.41%   138.32%     46.78%     50.29%     192.06%


*Total return is not annualized for periods less than one year.

**Annualized


                   See notes to financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


                                                                                             PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 89.3%
FNMA, Cap 11.10%, Margin 2.00% + CMT, Resets Annually, 6.616%, 3/01/22 ................     $   636,443     $   651,595
FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.500%, 10/01/28 ................         544,705         553,163
FNMA, Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.039%, 12/01/17 ...............         506,617         519,064
FNMA, Cap 13.12%, Margin 2.02% + COFI, Resets Semi-Annually,  6.946%, 6/1/19 ..........         877,044         896,671
FNMA, Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 5.905%, 8/01/26 ................         831,033         836,385
FNMA, Cap 13.56%, Margin 2.11% + CMT, Resets Monthly, 7.360%, 8/01/20 .................       1,456,210       1,495,190
FNMA, Cap 13.69%, Margin 1.88% + CMT, Resets Annually, 7.063%, 8/01/16 ................         222,505         227,870
FNMA, Cap 13.77%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.208%, 3/01/22 ..........         606,127         622,362
FNMA, Cap 13.87%, Margin 1.98% + CMT, Resets Annually, 6.475%, 3/01/18 ................       1,452,226       1,486,898
FNMA, Cap 14.78%, Margin 2.130% + 3CMT, Resets Every 3 Years, 7.874%, 8/01/22 .........       1,408,043       1,438,419
GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 8/20/22 ................       1,619,015       1,656,943
Merrill Lynch Mortgage Investors Inc., Margin 0.40% + 1 Month LIBOR,
  Resets Monthly, 6.697%, 1/25/18 .....................................................         597,351         598,099
PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.876%, 7/25/22 ................         270,591         269,708
PHMS, Cap 13.00%, Margin 2.53% + CMT, Resets Annually, 7.598%, 8/25/21 ................         193,646         191,468
PHMS, Cap 13.40%, Margin 2.50% + CMT, Resets Annually, 7.818%, 7/25/18 ................       1,070,323       1,074,337
RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.318%, 2/25/22 .................         123,845         123,890
RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.472%, 11/25/22 ................         612,053         622,574
RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.155%, 1/25/25 .....         792,288         789,876
Ryland Mortgage Securities Corp., Cap 12.41%, Margin 1.80% + CMT,
  Resets Annually, 6.785%, 3/25/20 ....................................................       1,006,451       1,023,120
Ryland Mortgage Securities Corp., Cap 14.82%, Margin 2.29% + 6 Month TB,
  Resets Semi-Annually, 6.886%, 8/25/23 ...............................................         581,899         580,343
Ryland Mortgage Securities Corp., Cap 15.34%, Margin 1.83% + CMT,
  Resets Annually, 6.899%, 6/25/20 ....................................................         483,881         484,764
Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR,
  Rests Annually, 7.414%, 12/25/17 ....................................................         695,236         694,368
Sears Mortgage Securities, Cap 10.78%, Margin 1.10% + COFI,
  Resets Monthly, 5.630%, 7/25/21 .....................................................         305,264         303,357
Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT,
  Resets Annually, 7.109%, 12/25/18 ...................................................         468,009         469,112
Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1 Month LIBOR,
  Resets Monthly, 5.689%, 6/25/20 .....................................................         314,032         311,579
Western Federal Savings and Loan Association, Cap 12.75%, Margin 0.75% + 1 Month LIBOR,
  Resets Monthly, 5.689%, 7/25/20 .....................................................         305,099         301,667
Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80% + COFI,
  Resets Monthly, 6.456%, 3/25/19 .....................................................          89,140          88,945
                                                                                                            -----------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST $18,390,461) ..........................                      18,311,767
                                                                                                            -----------
FIXED RATE MORTGAGE SECURITIES 1.6%
Countrywide Mortgage-Backed Securities Inc., Series 1994-I, A8, 6.250%,
  7/25/09 (COST $328,395) .............................................................         337,681         335,579
                                                                                                            -----------


ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT 9.0%
   Joint Repurchase Agreement, 4.862%, 5/03/99, (Maturity Value $1,843,462) (Cost $ 1,842,715)...  $ 1,842,715     $ 1,842,715
    Barclays Capital Inc. .......................................................................
    Bear, Sterns & Co. Inc. .....................................................................
    Chase Securities Inc. .......................................................................
    CIBC Oppenheimer Corp. ......................................................................
    Deutsche Bank Securities Inc. ...............................................................
    Donaldson, Lufkin & Jenrette Securities Corp. ...............................................
    Dresdner Kleinwort Benson, North America LLC
    Lehman Brothers Inc. ........................................................................
    Paine Webber Inc. ...........................................................................
    Paribas Corp. ...............................................................................
    UBS Securities LLC ..........................................................................
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                   -----------
   TOTAL INVESTMENTS (COST $20,561,571) 99.9% ...................................................                   20,490,061
   OTHER ASSETS, LESS LIABILITIES .1% ...........................................................                       19,137
                                                                                                                   -----------
   NET ASSETS 100.0% ............................................................................                  $20,509,198
                                                                                                                   ===========


PORTFOLIO ABBREVIATIONS
3CMT  -  3 Year Constant Maturity Treasury Index
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  Eleventh District Cost of Funds Index
DR    -  Discount Rate
FNMA  -  Federal National Mortgage Association
GNMA  -  Government National Mortgage Association
LIBOR -  London Interbank Contract Rate
NACR  -  National Average Contract Rate
NCI   -  National Median Cost of Funds Index
PHMS  -  Prudential Hame Mortgage Securities
RFC   -  Residential Finance Corp.
RTC   -  Resolution Trust Corp.
SBA   -  Small Business Administration
TB    -  Treasury Bill Rate

(a)Investment is through participation in a joint account with other funds managed by the investment advisor.

   At April 30, 1999, all repurchase agreements had been entered into on that date.


                    See notes to financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

                                                                                             U.S. GOVERNMENT
                                                                                             ADJUSTABLE RATE       ADJUSTABLE RATE
                                                                                           MORTGAGE PORTFOLIO   SECURITIES PORTFOLIO
                                                                                           -----------------------------------------
Assets:
 Investments in securities:
  Cost ............................................................................            $272,343,978             $20,561,571
                                                                                           -----------------------------------------
  Value ...........................................................................             270,920,372              20,490,061
 Receivables:
  Investment securities sold ......................................................                 775,594                    --
  Capital shares sold .............................................................               2,592,105                    --
  Interest ........................................................................               1,721,607                 106,056
 Other assets .....................................................................                    --                     3,699
                                                                                           -----------------------------------------
    Total assets ..................................................................             276,009,678              20,599,816
                                                                                           -----------------------------------------

Liabilities:
 Payables:
  Capital shares redeemed .........................................................                    --                    78,500
  Affiliates ......................................................................                  92,766                   7,614
 Other liabilities ................................................................                  34,196                   4,504
                                                                                           -----------------------------------------
Total liabilities .................................................................                 126,962                  90,618
                                                                                           -----------------------------------------
    Net assets, at value ..........................................................           $ 275,882,716             $20,509,198
                                                                                           =========================================

Net assets consist of:
 Accumulated distributions in excess of net investment income .....................           $        --               $    (2,316)
 Net unrealized depreciation ......................................................              (1,423,606)                (71,510)
 Accumulated net realized loss ....................................................            (136,921,669)             (2,806,619)
 Capital shares ...................................................................             414,227,991              23,389,643
                                                                                           -----------------------------------------
    Net assets, at value ..........................................................           $ 275,882,716             $20,509,198
                                                                                           =========================================
Shares outstanding ................................................................              29,495,626               2,059,554
                                                                                           =========================================
Net asset value and maximum offering price per share ..............................                   $9.35                   $9.96
                                                                                           =========================================


                     See notes to financial statements.


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                                             U.S. GOVERNMENT
                                                                                             ADJUSTABLE RATE       ADJUSTABLE RATE
                                                                                            MORTGAGE PORTFOLIO  SECURITIES PORTFOLIO
                                                                                            ----------------------------------------
Investment income:
 Interest ..........................................................................              $8,229,403               $742,199
                                                                                            ----------------------------------------
Expenses:
 Management fees (Note 3) ..........................................................                 570,552                 51,930
 Custodian fees ....................................................................                   1,612                     99
 Professional fees .................................................................                  26,180                    772
 Trustees' fees and expenses .......................................................                   6,165                    363
 Other .............................................................................                   9,711                  2,786
                                                                                            ----------------------------------------
    Total expenses .................................................................                 614,220                 55,950
                                                                                            ----------------------------------------
       Net investment income .......................................................               7,615,183                686,249
                                                                                            ----------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ................................................                 (65,902)                (2,637)
 Net unrealized appreciation (depreciation) on investments .........................                (522,687)                31,160
                                                                                            ----------------------------------------
Net realized and unrealized gain (loss) ............................................                (588,589)                28,523
                                                                                            ----------------------------------------
Net increase in net assets resulting from operations ...............................              $7,026,594               $714,772
                                                                                            ========================================

                   See notes to financial statements.


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1998


                                                                U.S. GOVERNMENT ADJUSTABLE                ADJUSTABLE RATE
                                                                  RATE MORTGAGE PORTFOLIO               SECURITIES PORTFOLIO
                                                             -----------------------------------------------------------------------
                                                                SIX MONTHS          YEAR            SIX MONTHS            YEAR
                                                                  ENDED             ENDED             ENDED               ENDED
                                                              APRIL 30, 1999    OCTOBER 31, 1998   APRIL 30, 1999   OCTOBER 31, 1998
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................         $7,615,183         $18,709,641           $686,249         $1,439,274
  Net realized gain (loss) from investments ..........            (65,902)            271,114             (2,637)           (75,829)
  Net unrealized appreciation (depreciation)
   on investments ....................................           (522,687)         (3,967,154)            31,160             40,875
                                                             -----------------------------------------------------------------------
    Net increase in net assets resulting
     from operations .................................          7,026,594          15,013,601            714,772          1,404,320
 Distributions to shareholders from:
  Net investment income ..............................         (7,615,183)        (18,709,641)          (686,249)        (1,438,180)
  In excess of net investment income .................               --                  --               (2,316)              --
                                                             -----------------------------------------------------------------------
 Total distributions to shareholders .................         (7,615,183)        (18,709,641)          (688,565)        (1,438,180)

 Capital share transactions (Note 2) .................        (25,962,438)        (36,411,307)        (8,804,316)         6,781,305
                                                             -----------------------------------------------------------------------
    Net increase (decrease) in net assets ............        (26,551,027)        (40,107,347)        (8,778,109)         6,747,445
Net assets:
 Beginning of period .................................        302,433,743         342,541,090         29,287,307         22,539,862
                                                             -----------------------------------------------------------------------
 End of period .......................................       $275,882,716        $302,433,743        $20,509,198        $29,287,307
                                                             =======================================================================

Accumulated distributions in excess of net
 investment income:
     End of period ..................................        $         --        $         --        $    (2,316)       $        --
                                                             =======================================================================

                     See notes to financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements(unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

On February 18, 1999 the Board approved the liquidation of the Securities Portfolio, which was effective May 6, 1999.

The following summarizes the Portfolios' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements(unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST

At April 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolios' shares were as follows:

                                                                       U.S. GOVERNMENT                     ADJUSTABLE RATE
                                                               ADJUSTABLE RATE MORTGAGE PORTFOLIO        SECURITIES PORTFOLIO
                                                               ---------------------------------------------------------------------
                                                                    SHARES           AMOUNT             SHARES            AMOUNT
                                                               ---------------------------------------------------------------------
Six months ended April 30, 1999
 Shares sold .............................................        2,509,493         $23,448,254          233,216         $2,312,583
 Shares issued in reinvestment of distributions ..........          815,520           7,613,764           69,148            686,582
 Shares redeemed .........................................       (6,107,244)        (57,024,456)      (1,188,589)       (11,803,481)
                                                               ---------------------------------------------------------------------
 Net decrease ............................................       (2,782,231)       $(25,962,438)        (886,225)       $(8,804,316)
                                                               ---------------------------------------------------------------------

Year ended October 31, 1998
 Shares sold .............................................       11,366,772        $107,271,915        1,878,813        $18,706,872
 Shares issued in reinvestment of distributions ..........        1,982,722          18,703,706          144,487          1,437,947
 Shares redeemed .........................................      (17,212,608)       (162,386,928)      (1,343,424)       (13,363,514)
                                                               ---------------------------------------------------------------------
 Net increase (decrease) .................................       (3,863,114)       $(36,411,307)         679,876         $6,781,305
                                                               ---------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager, and officers or trustees of Franklin Investors Securities Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

  ANNUALIZED
   FEE RATE               MONTH END NET ASSETS
   ------------------------------------------------------------------------
    .400%                 First $5 billion
    .350%                 Over $5 billion, up to and including $10 billion
    .330%                 Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements(unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

At April 30, 1999, 29,495,626 shares of the Mortgage Portfolio were owned by the following:

                                                                                  SHARES       PERCENTAGE OF
NAME                                                                               OWNED     OUTSTANDING SHARES
---------------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund .........................  29,495,626          100%

At April 30, 1999, 2,059,554 shares of the Securities Portfolio were owned by the following:

                                                                                  SHARES       PERCENTAGE OF
NAME                                                                               OWNED     OUTSTANDING SHARES
---------------------------------------------------------------------------------------------------------------
Franklin Adjustable Rate Securities Fund ....................................   2,057,944          100%
Franklin Resources, Inc. ....................................................       1,610           --

4. INCOME TAXES

At October 31, 1998, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                  U.S. GOVERNMENT
                                                  ADJUSTABLE RATE                ADJUSTABLE RATE
                                                 MORTGAGE PORTFOLIO            SECURITIES PORTFOLIO
                                                 --------------------------------------------------


         Capital loss carryovers
              expiring in:
                  2000 .........                     $44,474,794                       $42,138
                  2001 .........                      17,182,002                        50,908
                  2002 .........                      67,102,060                     1,987,888
                  2003 .........                       7,677,608                       609,391
                  2004 .........                         419,303                        37,828
                  2006 .........                            --                          75,829
                                                    ------------------------------------------
                                                    $136,855,767                    $2,803,982
                                                    ------------------------------------------


At April 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:



                                                  U.S. GOVERNMENT
                                                  ADJUSTABLE RATE                ADJUSTABLE RATE
                                                 MORTGAGE PORTFOLIO            SECURITIES PORTFOLIO
                                                 --------------------------------------------------


 Investment at cost ........                        $272,343,978                    $20,561,571
                                                 ==================================================
 Unrealized appreciation ...                             616,739                         59,049
 Unrealized depreciation ...                          (2,040,345)                      (130,559)
                                                 --------------------------------------------------
 Net unrealized depreciation                         $(1,423,606)                      $(71,510)
                                                 ==================================================



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1999 were as follows:

                                                                        U.S. GOVERNMENT
                                                                         ADJUSTABLE RATE                           ADJUSTABLE RATE
                                                                        MORTGAGE PORTFOLIO                      SECURITIES PORTFOLIO
                                                                        ------------------------------------------------------------
Purchases ..................................                                 $20,286,154                                  $4,159,228
Sales ......................................                                 $50,935,859                                 $12,530,447







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